UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2016

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Semiannual Report • 2016

August 12, 2016

Dear Shareholder:

Stocks have been on a roller-coaster this year. The S&P 500 Index dropped 10.3% from the beginning of the year to February 11, 2016, and then shot up 13.5% to close the first quarter in positive territory. There were more surprises during the second quarter as the British voted on June 23 to leave the European Union. This caused the market to drop 5.3% in three days, before gaining most of it back by the end of the quarter.

As you will see when you read this report, most of our funds had a rather lackluster quarter. The long-term records remain excellent, but this was not a great quarter for most of our funds.

The one exception was the Parnassus Mid Cap Fund – Investor Shares, which had a remarkable quarter, gaining 4.96% compared to 3.18% for the Russell Midcap Index and 2.07% for the Lipper Mid-Cap Core Average. For the year-to-date, the Parnassus Mid Cap Fund – Investor Shares is up an amazing 8.49%, compared to 5.50% for the Russell and 3.63% for the Lipper average. I hope all you Parnassus Mid Cap Fund shareholders appreciate the efforts of portfolio managers Matt Gershuny and Lori Keith, because they’ve done a great job. I won’t try to steal their thunder by telling you how they did it, but I urge you to read their report.*

Net Asset Value (NAV) Impact

In our last quarterly report, we told you about how we were changing the way we talk about the impact one stock has on a fund’s performance. Previously, we described it by expressing the results in cents per share of the NAV. At the first of the year, we changed our methodology to describe a stock’s contribution in terms of basis points. As a reminder, a basis point is one one-hundredth of a percent or .01%. In other words, it takes one hundred basis points to make one percent.

Summer Interns

We have five research interns with us this summer and two accounting interns. Starting with the research interns, we’re happy to have Tarron Hecox with us soon after receiving his MBA from Harvard Business School. Tarron holds a graduate and an undergraduate degree from the University of Nebraska, where he studied economics, finance and accounting. Previously, he worked at William Blair & Co. and at the Howard G. Buffett Foundation. Howard Buffett is a son of Warren Buffett, who provided so much inspiration in the founding of Parnassus Investments. Tarron also holds the CPA designation, and when he’s not thinking about numbers, he enjoys golfing and running.

Robert Hamlin is an MBA candidate at the Wharton School of the University of Pennsylvania. Previously, he worked as an investment analyst at the International Finance Corporation, the development arm of the World Bank. Robert graduated from Harvard University, where he majored in social studies. He enjoys performing at stand-up comedy shows and volunteers his time to mentor social entrepreneurs through the Resolution Project.

Lannie Trieu is a senior at the Haas School of Business at the University of California at Berkeley. Last year, she interned with us at the Parnassus Asia Fund. Previously, she interned for WNC, a real estate investment firm. Lannie is an accomplished musician and has toured and given concerts in Vietnam, playing traditional Vietnamese instruments. She is a member of the Alpha Kappa Psi business fraternity, and she enjoys traveling and swimming.

Kevin Shao is a senior at the University of California at Berkeley, majoring in business administration and economics. Previously, he worked as a summer associate at Chinook Capital Group, a private equity firm. He is currently director of research at Capital Investments, a UC Berkeley investment club. Kevin enjoys sailing, cooking and playing the piano.

Adarsh Battu is a junior at the Wharton School of the University of Pennsylvania, where he plans to concentrate in finance and strategic management. Previously, he interned for a recruitment start-up called PymWym. He enjoys hiking in his free time, and he is also a volunteer science teacher at an elementary school.

Semiannual Report • 2016	PARNASSUS FUNDS

We also have two accounting interns with us this summer. Brad Alman earned his associate degree in business administration from Diablo Valley College (DVC), where he graduated with honors. He is now a junior at California Polytechnic University in San Luis Obispo, majoring in financial management. Brad played for the soccer team at DVC and enjoys playing basketball and other sports in his spare time.

Timothy McIntosh is a senior at Biola University in La Mirada, California, where he studies both business management and entrepreneurship. Timothy is an Eagle Scout and a recipient of the Presidential Volunteer Service Award. He enjoys camping, hiking and boating.

Finally, I would like to thank all of you for investing with the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

* Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the funds.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2016, the net asset value (“NAV”) of the Parnassus Fund-Investor Shares was $39.80, resulting in a loss of 0.50% for the second quarter. This compares to a gain of 2.45% for the S&P 500 Index (“S&P 500”) and a gain of 1.14% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), so we trailed both benchmarks for the quarter. For the year-to-date, the Fund is down 1.63%, compared to a gain of 3.82% for the S&P 500 and 1.67% for the Lipper average. These returns are disappointing. In our view, however, these losses are temporary, and investors with a long-term approach should not lose capital. We’re picking stocks the same way we always have, so we believe it’s just a matter of time until the market recognizes the value of the stocks in our portfolio. When this happens, we expect our performance will recover.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. The Fund is behind the S&P 500 and the Lipper benchmarks for the one-year period. For the three-year

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Fund Investor Shares	-4.50	10.41	12.60	9.47	0.84	0.84

Parnassus Fund Institutional Shares	-4.36	10.47	12.63	9.49	0.70	0.70

S&P 500 Index	3.98	11.63	12.07	7.41	NA	NA

Lipper Multi-Cap Core Average	-2.30	8.76	9.35	6.16	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was -3.37%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund-Investor Shares and to 0.94% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

period, we’re trailing the S&P 500, but ahead of the Lipper average. Longer term, the Fund is beating both benchmarks for the past five-year and ten-year periods. Most striking is the ten-year number, where we have gained an average of 9.47% per year, compared to 7.41% for the S&P 500 and 6.16% for the Lipper average. This is 2.06% per year ahead of the S&P 500 and more than three percentage points per year ahead of the Lipper average.

Company Analysis

Four companies each contributed 20 basis points or more to the Fund’s return this quarter, but six subtracted 20 basis points or more from the return. Our worst performer was Perrigo, the leading producer of store-brand generic drugs, as its stock sank 29.1% from $127.93 to $90.67, cutting 69 basis points from the Fund’s return. Shares plummeted in April after longtime CEO Joe Papa resigned to become the CEO at Valeant Pharmaceuticals, and Perrigo lowered its 2016 guidance for the second time this year. The business has underperformed due to declining generic drug prices and weak growth from Omega, Perrigo’s European business. While we think John Hendrickson, Perrigo’s new CEO, is the right person for the job given his strong operational background, we’re continuing to monitor the drug pricing environment.

Motorola Solutions, a provider of communications services and networks for public safety workers, sliced 46 basis points from the Fund’s return, as its stock fell 12.9% from $75.70 to $65.97. Just last quarter, Motorola was one of our biggest winners, as investors cheered the acquisition of Airwave, Great Britain’s public safety communications network. Those cheers, however, turned to boos,

Semiannual Report • 2016	PARNASSUS FUNDS

when the British voted to leave the EU. Investor sentiment soured even further on the deal, as regulators initiated a review to ensure it won’t suppress competition. Our positive opinion of Airwave hasn’t changed, as we believe it will be significantly accretive to earnings, while strengthening Motorola’s international presence. The deal was cleared by regulators after the quarter ended, and we think Britain may actually need to increase its spending on public safety, as it prepares to leave the European Union.

Allergan, an innovative pharmaceutical company best known for developing Botox, reduced the return by 41 basis points as the stock dropped 13.8% from $268.03 to $231.09. The shares sank after Pfizer terminated its plans to acquire Allergan for $160 billion. Pfizer walked away from the deal, because of new rules from the U.S. Treasury that prevent tax-lowering corporate inversions. We used the stock’s weakness to increase our position, since Allergan has an attractive collection of durable brands. We also like the fact that the company is in the process of selling its generic drug unit to Teva for $40 billion, which will enable Allergan to repurchase stock, pay down debt and acquire innovative drug companies.

As its name implies, Air Lease purchases aircraft and leases them to airlines, and its stock fell 16.6% from $32.12 to $26.78, trimming 33 basis points from the Fund’s return. The company reported better than expected earnings and held an upbeat investor day, where Air Lease highlighted its expectation to double its aircraft fleet over the next five years. Nonetheless, the stock dropped due to concerns that slowing global growth could negatively impact air traffic. Despite this concern, we believe long-term air travel demand will remain robust, and airlines will continue to utilize the financial flexibility offered by leasing.

Charles Schwab, the San Francisco-based bank and brokerage firm, saw its stock drop 9.7% from $28.02 to $25.31, for a loss of 30 basis points. The stock slid because investors pushed back their expectations for a rise in interest rates. At the beginning of the quarter, the market assigned a less than 50% probability that the Fed Funds rate would remain unchanged in the 0.25%-0.50% range by the end of 2016. In late June (on the heels of the Brexit news), this probability shot up to almost 90%. This matters for Schwab, because low rates crimp the company’s ability to profit from its bank assets and money market funds. We’re holding our Schwab position, despite this expected delay in an interest rate hike, because we think the company’s long-term prospects are terrific.

Gilead, a biotechnology firm that makes therapies for HIV and hepatitis C, sliced 21 basis points off the Fund’s return, as its stock declined 9.2% from $91.86 to $83.42. The company’s underperformance was driven by weakness in its hepatitis C business, as pricing came under pressure due to increased competition. Given Gilead’s proven track record of innovation and its strong balance sheet, we believe the company has many opportunities not only to maintain leadership in HIV and hepatitis C, but also to expand its portfolio into new therapeutic areas.

Our biggest winner was Micron Technology, which boosted the Fund’s return by 101 basis points, as its stock rose 31.4% from $10.47 to $13.76. Micron makes semiconductor memory chips, and its stock jumped as prices for dynamic random access memory (also known as DRAM) increased in June for the first time in two years. Just last quarter Micron was our biggest loser, as DRAM prices continued their fall and

Parnassus Fund as of June 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

IBM Corp.	4.9%

Ciena Corp.	4.6%

Micron Technology Inc.	4.4%

Motorola Solutions Inc.	3.6%

Allergan plc	3.2%

Charles Schwab Corp.	3.1%

Praxair Inc.	3.1%

CVS Health Corp.	3.1%

Pentair plc	3.1%

Gilead Sciences Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2016

investors fretted there was no end in sight. Since production capacity is growing at a slower rate than demand, we were confident DRAM prices would eventually stabilize, but we didn’t know precisely when. While we were early with our initial investment, we added to our position on the weakness, and we’re happy our conviction is beginning to pay off. We expect demand growth to continue as computing becomes even more integral to the global economy, which should push Micron’s earnings and its stock higher.

Semiconductor-equipment manufacturer Applied Materials added 37 basis points to the Fund, as its stock increased 13.2% from $21.18 to $23.97. Building on last quarter’s solid performance, the company continues to execute well, reaching an all-time high in order volume in China. The sustained outperformance and positive financial outlook has provided investors with increased confidence in the long-term trajectory of the business.

Mondelez, a leading snack company with iconic brands such as Oreo, Trident and Cadbury, contributed 32 basis points to the Fund’s return, as its stock rose 13.4% from $40.12 to $45.51. The stock spiked at the end of the quarter, after the company made a $23 billion bid for Hershey in an effort to create the world’s largest candy maker. Although Hershey swiftly rejected the offer, Mondelez’s stock still rallied, because Mondelez itself is an acquisition target – many investors believe Mondelez approached Hershey in order to fend off an acquirer. While we don’t know how these potential mergers will ultimately play out, we continue to like our investment in Mondelez due to the company’s strong brands and management’s focus on increasing operating margins.

McKesson, the largest drug distributor in the nation, added 23 basis points to the Fund’s return, as the stock jumped 18.7% from $157.25 to $186.65. Following a disappointing earnings revision in January, the company bolstered investor confidence by winning new contracts with key customers such as Walmart and acquiring attractive assets in its specialty pharmaceutical business. We view McKesson as a leader in reducing health care costs and believe the company will continue to generate strong shareholder returns.

Outlook and Strategy

The S&P 500 finished the quarter with a modest gain, but it took another wild ride to get there. As of June 23, the market was up 2.6% for the quarter. Then, voters in Britain shocked investors around the world by voting to leave the European Union, also known as “Brexit”. The fall-out was swift, as the S&P 500 fell 5.3% over the next three trading sessions. Amazingly, stocks quickly recovered almost all of the lost ground and finished the quarter in positive territory.

The ramifications of Brexit on Britain likely include job losses and lower economic growth, as more restrictive trade agreements are negotiated. This would also hurt economic growth in the European Union, as Britain is Europe’s second largest economy. U.S. investors are worried that slowing European growth will reduce export demand for American companies. Additionally, the decline in value of the British pound and euro make a bad situation worse, because revenue earned in these currencies is now worth less when converted into U.S. dollars. If this story about concerns over a foreign economy sounds familiar, it’s because it is, as the S&P 500 has endured two 10% corrections over the past year due to China’s slowing economy and falling currency. China and the European Union together represent one-third of the global economy, so there are good reasons to be concerned.

While stocks have sold off several times during the past year due to negative international developments, they’ve rebounded each time because the U.S. economy has been resilient. Consumer spending represents 70% of the U.S. economy, and low gas prices, low interest rates and low import prices all benefit the consumer.

Stock market volatility creates opportunities for even-tempered, long-term investors like ourselves, as many investors overreact and engage in panic selling or euphoric buying. Unfortunately for our funds, investors have been selling off the stocks we already own, so we have underperformed the market. We’re not happy with our recent performance, but this has happened to us before, and what we found was the best strategy was just to hold the companies we already own, if they were companies with sustainable competitive advantages and good prospects. And, in cases where we believe investors have become far too pessimistic, we’ve taken the opportunity to add to our positions at bargain prices.

Semiannual Report • 2016	PARNASSUS FUNDS

Warren Buffett says it’s good news when stocks go down, because you can get more for your money if you keep buying. We agree, and while it doesn’t feel good at the moment, we believe it eventually will. We don’t know exactly when, but we believe that sooner or later the market will recognize the value we see in our securities.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian Sexsmith Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2016, the NAV of the Parnassus Core Equity Fund-Investor Shares was $37.99. After taking dividends into account, the total return for the second quarter was 0.73%. This compares to an increase of 2.45% for the S&P 500 Index (“S&P 500”) and a gain of 3.38% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the first half of 2016, the Parnassus Core Equity Fund – Investor Shares posted a return of 3.34%, which compares to gains of 3.82% for the S&P 500 and 6.38% for the Lipper average.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods ending June 30, 2016.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Core Equity Fund Investor Shares	4.00	11.32	12.43	9.79	0.88	0.87

Parnassus Core Equity Fund Institutional Shares	4.20	11.53	12.64	10.00	0.67	0.67

S&P 500 Index	3.98	11.63	12.07	7.41	NA	NA

Lipper Equity Income Fund Average	3.10	8.27	9.30	6.39	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.57%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund-Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The Fund posted a modest gain for the quarter but trailed the S&P 500 by 172 basis points (a basis point is 1/100th of 1%). Sector allocations detracted from our performance, with the most damaging effect coming from our underweight position in the index’s best-performing sector, energy. The only meaningfully positive sector allocation effect came from our underweight position in consumer discretionary stocks, which lagged the benchmark.

As for individual securities, the Fund had three losers that each reduced the Fund’s return by 34 basis points or more. The Fund’s worst performer was Perrigo, the leading producer of store-brand generic drugs. The stock sank 29.1% from $127.93 to $90.67 and cut 96 basis points from our return. Shares plummeted in April after longtime Perrigo CEO Joe Papa accepted an offer to lead Valeant Pharmaceuticals. On the same day, Perrigo lowered its 2016 earnings guidance for the second time this year. The company has suffered recently from declining generic drug prices and sluggish growth at Omega, Perrigo’s recently-acquired European business.

Motorola Solutions, a provider of communications services and networks for public safety workers, sliced 46 basis points from the Fund’s return, as its stock fell 12.9% from $75.70 to $65.97. Just last quarter, Motorola was one of our biggest winners, as investors cheered the acquisition of Airwave, Great Britain’s public safety communications network. Those cheers, however, turned to boos, when the British voted to leave the EU. Investor sentiment soured even further on the deal, as regulators initiated a review of the proposed acquisition’s effect on competition. Our opinion of the Airwave transaction hasn’t changed; we believe the deal will significantly improve Motorola’s

Semiannual Report • 2016	PARNASSUS FUNDS

international presence and boost near-term earnings. Moreover, we’re happy to report that regulators approved the Airwave deal just after the second quarter ended.

Apple sliced 34 basis points from the Fund’s return as its stock fell 12.3% from $108.99 to $95.60. The stock dropped after the company reported weaker than expected earnings, driven by a shortfall in iPhone unit sales. This news sparked investor concerns that iPhone profits have peaked and that the company will be challenged to grow over the long-term. We expect Apple to keep expanding its already massive customer base, while adding new products and services to its lineup. Furthermore, the company’s balance sheet and cash generation continue to be very healthy, supporting continued share repurchases and dividend growth.

Iron Mountain was our biggest winner, as the stock rose 17.5% from $33.91 to $39.83, adding 53 basis points to the Fund’s return. During the quarter, Iron Mountain made progress on its merger with Recall, a transaction that combines the top two players in the global document storage industry. We think this deal will help Iron Mountain accelerate its revenue growth, as the smaller Recall has historically grown sales faster than Iron Mountain. Another positive is that Recall has a relatively light debt load, so the combined entity will have a healthier balance sheet than stand-alone Iron Mountain.

Mondelez, a leading snack company with iconic brands such as Oreo, Trident and Cadbury, added 46 basis points to the Fund’s return, as its stock increased 13.4% from $40.12 to $45.51. The stock spiked at the end of the quarter after the company made a $23 billion bid for Hershey. Although Hershey swiftly rejected the offer, Mondelez’s stock still rallied on speculation that Mondelez itself may be an acquisition target. Many investors believe Mondelez approached Hershey in order to fend off an unknown hostile acquirer. We don’t know how this M&A drama will ultimately play out, but in the meantime we continue to like our investment in Mondelez. The company has terrific brands, growing end-markets and a management team focused on improving profitability.

Micron Technology added 43 basis points to the Fund’s return, as its stock rose 31.4% from $10.47 to $13.76. Micron makes semiconductor memory chips, and its stock jumped as prices for dynamic random access memory (known as DRAM) increased in June for the first time in two years. Since production capacity is growing more slowly than demand, we had expected DRAM prices to stabilize and move higher at some point this year. We’re hopeful that the pricing environment will continue to improve for Micron for the remainder of 2016 and beyond.

Outlook and Strategy

The big geopolitical news during the quarter was the British majority’s decision to exit the European Union (known as “Brexit”). We expect this landmark vote to have profound political, social, economic and financial effects. We won’t know the extent or precise nature of Brexit’s impacts for years, because the United Kingdom will probably have until at least late 2018 to negotiate new trading and political relationships with the European Union and other nations. In the meantime, we’re working hard to understand how Brexit will impact our portfolio

Parnassus Core Equity Fund as of June 30, 2016 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Danaher Corp.	4.7%

Gilead Sciences Inc.	4.4%

Wells Fargo & Co.	3.5%

United Parcel Service Inc., Class B	3.1%

Intel Corp.	3.1%

Iron Mountain Inc.	3.1%

Sysco Corp.	3.1%

Mondelez International Inc., Class A	3.0%

Allergan plc	3.0%

Applied Materials Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2016

companies. Our provisional view is that the Fund should be relatively immune to any localized disruption to British economic activity over the next few years, which is one potential effect of Brexit.

A more significant risk is that other countries may follow the UK through the EU exit door, triggering a broader continental slowdown and further weakening of the euro versus the U.S. dollar. Two potential candidates for exiting are Sweden and Denmark, which, similar to the UK, still use their own currency rather than the euro. Moreover, in the Netherlands and France, vocal political groups are pushing for Brexit-style referendums, and their nativist causes clearly got a boost from the Brexit vote. American financial markets are tied closely to Europe’s, and our portfolio companies generate significant revenue from that region, so we’ll continue to assess the risk of other countries following the UK’s lead.

We sold four stocks during the quarter. The first was Shaw Communications, a western Canadian cable company. We exited after losing confidence in Shaw’s ability to maintain its competitive position and increase its customer value proposition over the long-term. We sold eBay for similar reasons. In short, we think eBay is destined to being the number two player in an increasingly winner-take-all e-commerce market (Amazon being the presumptive winner).

We sold two other stocks for valuation reasons. After approximately a decade of ownership, we said goodbye to Northwest Natural, a utility that focuses on natural gas distribution. The stock had a great run from September of last year through the end of June. As a result, the shares no longer looked undervalued to us. The final departure was Pepsi, which we bought about five years ago. Given the muted growth potential for the company and the unlikelihood of meaningful margin expansion from here, we concluded that Pepsi’s price-to-earnings multiple of 21x was simply too high.

We added two stocks to the Fund in the quarter. The first is The Walt Disney Company, a global enterprise with businesses that include media networks, movie studios, theme parks and consumer products. The stock reached a high of $122 in August of 2015, just before management announced subscriber declines at ESPN, one of Disney’s most valuable assets. However, the stock quickly recovered in December in anticipation of the release of Star Wars: The Force Awakens. We bought the stock in May at an average price of $103, when investors again were focused on the threats related to ESPN. We acknowledge these threats, but think that there are plenty of other good things going for Disney to offset the risk.

We decided to buy Wells Fargo after many years of waiting for the right entry point. At the time of our purchase, the stock was trading at a slight discount to other regional banks, and a major discount to the overall stock market. In addition, the company had just lowered guidance for important return-on-capital measures at its May investor day. We think the company will meet or exceed these new targets, which should provide support for the stock over our three-year investment horizon. As for the quality of the company, simply put we think Wells Fargo is the best large bank in the country. It has an enviable balance of fee income and net interest income, a widely diversified customer base and a culture that emphasizes risk management.

With the addition of Wells Fargo, we have reduced our underweight position relative to the index in the financial sector. The Fund still has significant underweight positions in the energy and consumer discretionary sectors. Our largest overweight is in industrials stocks, as our allocation is almost twice that of the S&P 500. On an absolute basis, the Fund’s largest sector weight is in technology stocks. Technology also happens to be the largest sector in the index, as it includes some of the world’s most valuable public companies, such as Apple, Alphabet, Microsoft and Facebook.

Despite our slight underperformance for the year thus far, we’re confident that our investment process will lead to strong risk-adjusted returns over the long-run. Our portfolio holdings have great business prospects and attractive risk-reward profiles. We appreciate your trust in us and your investment in the Fund.

Thank you,

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2016, the NAV of the Parnassus Endeavor Fund-Investor Shares was $28.62, so the total return for the quarter was 1.20%. This compares to 2.45% for the S&P 500 Index (“S&P 500”) and 1.14% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). We trailed the S&P 500, but we beat the Lipper average by a small amount. For the year-to-date, the Fund is up 1.96%, compared to 3.82% for the S&P 500 and 1.67% for the Lipper average.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three-, five- and ten-year periods. If you look at the table, you’ll see that for the one-year period, the Fund lagged the S&P 500 by quite a bit – a gain of only 0.64% compared to 3.98% for the S&P 500. However, the Fund gained much more than the

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Endeavor Fund Investor Shares	0.64	12.98	13.71	11.57	0.98	0.95

Parnassus Endeavor Fund Institutional Shares	0.87	13.08	13.77	11.60	0.75	0.75

S&P 500 Index	3.98	11.63	12.07	7.41	NA	NA

Lipper Multi-Cap Core Average	-2.30	8.76	9.35	6.16	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 1.61%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Lipper average – 0.64% for the Fund compared to a negative 2.30% for Lipper average. There’s quite a spread between these returns for the year, and I’m not sure what caused this. I suspect it has something to do with market volatility and uncertainty caused by the British vote to leave the European Union. As we shall see in a moment, there were also some individual stock positions that hurt the Fund in the quarter, bringing the return below that of the S&P 500, but not enough to fall behind the Lipper average.

Sometimes, stocks you don’t own are more important than ones you own. In our case, we own no energy stocks in line with our fossil-free environmental policy. The energy sector did well this quarter, so that hurt our comparative performance. However, I still think energy stocks will be weak in the future, so I think our fossil-free policy will help us later in the year.

Looking longer-term, the Parnassus Endeavor Fund beat both benchmarks for the three-, five- and ten-year periods. Going forward, we can expect a lot of fluctuations for shorter time periods, but the Fund’s long-term record looks excellent. The Fund has averaged a return of 11.57% per year for the past ten years, compared to a return of 7.41% per year for the S&P 500. We’ve been averaging more than four percentage points per year over the S&P 500. We hope to continue that performance.

Company Analysis

Beginning with last quarter’s report, we started discussing each company’s performance in percentage terms, rather than cents contributed to the NAV. We think this will provide greater clarity to a stock’s contribution toward overall returns. Each basis point is equal to 0.01% or one-hundredth of a percent. If you get confused, just remember that there are 100 basis points in one percent.

PARNASSUS FUNDS	Semiannual Report • 2016

Four companies each accounted for losses of 34 basis points or more to the Fund’s return, while only two companies added 35 basis points or more. There was no pattern to the four losers, as they all came from different industries. One makes generic medicine, one is a major biotechnology firm, one is a financial institution and one is a software company.

During the second quarter, Perrigo saw its stock sink 29.1% from $127.93 to $90.67, cutting 113 basis points off the Fund’s return. Shares plummeted after longtime CEO Joe Papa resigned to run Valeant Pharmaceuticals, as Perrigo lowered its guidance for the second time this year. Given how poorly Valeant has been doing (down over 90% from $264 on August 6, 2015 to about $22 now), it seems like Joe Papa just jumped out of the frying pan into the fire. (I’m glad we don’t own Valeant!)

In addition to management turmoil, Perrigo’s business has underperformed due to declining generic drug prices and weak growth from Omega, Perrigo’s European business. John Hendrickson, Perrigo’s new CEO, has worked at the company for 27 years and has a strong operational background, which we believe will serve the company well. We increased our position in the stock, because we think it’s an absolute bargain, and it should provide handsome returns in the future.

Gilead Sciences saw its stock sink 9.2% from $91.86 to $83.42, cutting 47 basis points off the Fund’s return. Gilead is a research-driven biopharmaceutical company focused on producing innovative treatments for infectious diseases like HIV/AIDS and hepatitis C. Increased competition in the hepatitis C therapy market and health-insurers moving some patients away from Gilead’s medicine hurt earnings and caused the stock price to move lower. Gilead is a great company with a proven track record of innovation, so we expect more new products from the company, which should move the stock much higher.

As interest rates dropped in the second quarter, Charles Schwab dropped 9.7% from $28.02 to $25.31, knocking 41 basis points off the Fund’s return. Many people think of Schwab as being a discount broker, executing trades for stocks, bonds and mutual funds, but, in reality, it is a bank that is very sensitive to interest rates. Although Schwab started life as a discount broker, it soon changed into something else, as it started investing customer’s cash balances, organized money market funds, and finally established its own bank. Soon, Schwab earned much more in interest than it did brokering securities. Under normal circumstances, the company earns more than half its income from interest, although at the present time, it only earns 45% of its revenue from interest charges. (That will soon go well over 50% when interest rates move higher to more normal levels.) Because interest rates are so low now, Schwab’s earnings are depressed, and the stock has moved much lower. However, at some point, interest rates will move much higher, and when they do, we believe Schwab’s stock will take off.

Parnassus Endeavor Fund as of June 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	6.9%

Micron Technology Inc.	6.5%

Ciena Corp.	5.4%

Wells Fargo & Co.	5.0%

QUALCOMM Inc.	4.9%

IBM Corp.	4.9%

American Express Co.	4.8%

Gilead Sciences Inc.	4.7%

Charles Schwab Corp.	4.7%

Perrigo Co. plc	4.6%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2016	PARNASSUS FUNDS

Autodesk, the leading software provider for architects, engineers and designers, slumped 7.2% from $58.31 to $54.14, slicing 34 basis points off the NAV. The stock fell after the company reported weaker than expected earnings, and investors were worried that slowing global construction activity could curtail demand for the company’s design software. Another issue is that the company’s shift to a subscription model dampens revenue, since sales are no longer recorded up-front, but spread out over the period of the licensing contract. This makes revenue figures look lower in the short-run, but at some point, subscription revenue will catch up and sales will start growing again. When this happens, the stock should move much higher.

Despite all the bad news, two stocks pushed us over the top, so we could have a positive quarter. Micron Technology added 158 basis points to the Fund’s return, as its stock rose 31.4% from $10.47 to $13.76. The company makes specialized semiconductor memory chips called dynamic random access memory chips (known as DRAMs) that go into personal computers and other technology products. DRAMs are commodity chips, so their pricing is very volatile, going up sharply when demand is high and dropping suddenly when demand falls off. To play this cycle, an investor has to buy near the bottom and sell near the top, which we did, since our average cost is only $10.80. Right now, demand is growing faster than supply, so prices should move higher, but there will be a lot of bumps in the road, as the stock price moves up and down. Despite these zigs and zags, we believe the price should move much higher, so we’re holding on for a bumpy ride. Although we don’t want most of our stocks to be this volatile, we’re prepared to suffer a few bumps in the road if we get to the right destination.

Applied Materials makes equipment for use in manufacturing semiconductors, and it boosted the Fund’s return by 89 basis points, as its stock climbed 13.2% from $21.18 to $23.97. The company has now had two solid quarters of good performance, and the current outlook is bright, as new orders keep coming in – especially from China.

Outlook and Strategy

The big news in the investment world is that Great Britain has voted to leave the European Union (EU) or “Brexit” for short. I was quite surprised, to put it mildly, that they voted to leave. Everything pointed to the economic advantages of staying as part of Europe. London is now the financial capital of Europe, and one of the principal financial capitals of the world. Post-Brexit, there is a serious question of whether or not it can retain this status. Already, Dublin, Paris, Frankfurt, Berlin and Amsterdam are looking to take London’s financial business, arguing that they are better placed than London, since they are all in the EU. I tend to agree that Brexit will have a negative effect on London, but it’s too soon to know how much damage it will do to London’s status as a financial capital. I keep thinking that the British will have second thoughts and want to stay, but right now, there doesn’t seem to be any organized movement to hold another election. Both Scotland and Northern Ireland voted to remain in the EU, so I wonder if those entities will petition for another vote, either to allow them to leave the UK or to keep the UK in the EU.

I think most of us can agree that Brexit is not good for the British or the Europeans. At least in the short-run, it will have a negative effect on their economy. The question we have to ask ourselves is how much spill-over effect there will be on the United States, on our economy and on our stock market. The U.S. market moved straight down at an alarming pace after the Brexit vote, then in a big surprise, it came right back to end up almost where it started. I’m not sure what that was telling us, but it sure was confusing.

My own view is that Brexit will be a somewhat negative factor for our stock market and our economy. Because the European economy will be weaker, they will buy less from us, and this will hurt demand and production in America. Also, I suspect the pound and the euro will continue to decline, which will make our exports more costly in Europe and this will be a negative for our economy. Already, the pound has dropped around $1.30 compared to a range that had been just under $1.50. That’s a big drop. The euro hasn’t gone down as much, but I suspect there will be weakness in the euro as time goes on.

Although I’m somewhat pessimistic in terms of the short-run, I’m not going to sell off all our stocks and go to cash. The U.S. economy is in reasonably good shape now with good consumer demand and unemployment down to 5%. I think there will be some headwinds, but I have confidence that the U.S. economy will ultimately pull out of any tailspin that besets us. Unfortunately, I’m not too confident for the prospects in the UK and the EU. I think they’re in for some difficult times.

My view of the stock market is that it will be flat to somewhat down – at least for the next six months. However, we don’t practice market-timing at Parnassus, so we won’t be selling off stocks in hopes of buying them back again at a later date at a lower price. Somehow, I don’t think it’s possible to pull that off on a consistent basis. For example, look at what happened to

PARNASSUS FUNDS	Semiannual Report • 2016

the stock market right after the Brexit vote – a big move down after the vote, then a surprising recovery in only a few days’ time. In the short-run, the stock market is not very rational, even though it tends to be a good indicator of value over a longer period of time. Our policy will be to hang on to the stocks we own, since we bought good companies at good prices, and we hope they will be able to weather whatever storm is brewing because of the Brexit affair.

Thank you for investing in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2016, the NAV of the Parnassus Mid Cap Fund-Investor Shares was $27.73, so the total return for the quarter was a gain of 4.96%. This compares to a gain of 3.18% for the Russell Midcap Index (“Russell”) and a gain of 2.07% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”). For the first half of 2016, the Parnassus Mid Cap Fund – Investor Shares is also ahead of its benchmarks, posting a gain of 8.49% compared to a return of 5.50% for the Russell and 3.63% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We are proud that the Fund is beating its benchmarks for each of these periods.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Mid Cap Fund Investor Shares	8.18	11.40	11.16	9.31	1.07	0.99

Parnassus Mid Cap Fund Institutional Shares	8.38	11.51	11.22	9.34	0.77	0.77

Russell Midcap Index	0.56	10.80	10.90	8.07	NA	NA

Lipper Mid-Cap Core Average	-3.66	7.83	8.33	6.58	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 6.10%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

Mid-cap stocks gained steadily throughout the quarter, until Great Britain’s vote to exit the European Union triggered a 6.1% market drop during the last week of June. The panic was short-lived, and within a few days the Russell recovered to preserve a healthy 3.2% gain for the quarter. The Fund did even better than its benchmarks, beating the Russell by 178 basis points (one basis point is equal to 0.01% or one one-hundredth of a percent) and the Lipper average by 289 basis points. From an allocation perspective, the Fund benefitted from having an underweight position in consumer discretionary stocks, the worst-performing sector in the benchmark. As usual though, our stock selection was the main driver of the Fund’s performance relative to the index.

Three stocks took more than 20 basis points from the Fund’s return. The worst performer was Perrigo, the leading producer of store-brand generic drugs. The stock sank 29.1% from $127.93 to $90.67, cutting 118 basis points from the Fund’s return. The shares plummeted in April after longtime CEO Joe Papa resigned to become the CEO of Valeant Pharmaceuticals. At the same time, Perrigo lowered its 2016 financial guidance for the second time this year. The company has suffered recently from declining generic drug prices and sluggish growth at Omega, its recently acquired European business.

Motorola Solutions, a provider of communications services and networks for public safety workers, sliced 33 basis points from the Fund’s return as its stock fell 12.9% from $75.70 to $65.97. Just last quarter, investors cheered the company’s acquisition of Airwave, Great Britain’s public safety communications network. Those cheers, however, turned to boos, when the British voted to leave the

PARNASSUS FUNDS	Semiannual Report • 2016

EU. Investor sentiment soured even further as regulators initiated a review of the deal to ensure it won’t suppress competition. The stock moved lower in late June, after Great Britain voted to leave the European Union, raising growth and currency concerns. We continue to believe that the Airwave deal will be accretive to corporate earnings in the next few years. On a positive note, the deal was cleared by regulators after the quarter ended, and we think Britain may actually need to increase its spending on public safety now that it’s left the European Union.

Axalta, the largest player in the global vehicle coatings market, fell 9.1% from $29.20 to $26.53, slicing 23 basis points from the Fund’s return. The company missed earnings expectations, as robust demand for the company’s auto refinishing products was more than offset by higher expenses, weak volumes in its commercial transportation coatings business and currency headwinds. We added to our position on this weakness, because we believe Axalta has a long runway for growth, paved by favorable secular trends and operating margin expansion.

Three stocks added more than 50 basis points to the Fund’s return this quarter. The best performer was Insperity, a provider of human resource services to small- and mid-sized businesses. The stock surged 49.3% from $51.73 to $77.23, adding 157 basis points to the Fund’s return. Encouraged by activist investor Starboard, Insperity management has been posting excellent results for some time now. This most recent quarter was no exception, as earnings grew almost 90% year-over-year, driven by strong new sales, better client retention, margin improvement, a lower tax rate and a lower share count. We trimmed our position as the stock hit an all-time high, but we continue to see upside as the company executes on its growth plan.

MDU Resources, a diversified conglomerate with operations in electric and gas utilities, construction materials and services and pipelines, added 67 basis points to the Fund’s return, as its stock rose 23.3% from $19.46 to $24.00. The stock rose after the company delivered earnings ahead of expectations, driven by an increase in bookings in its construction business and higher sales volumes in its natural gas distribution and electric businesses. The company also announced the sale of its refining business to Tesoro Corporation. We view this as a positive development, since the segment was a significant drag on earnings and distracted management from the company’s core businesses. We continue to see upside in the stock, as the company benefits from a robust construction backlog and further utility rate hikes.

Iron Mountain, the nation’s largest document storage company, climbed 17.5% from $33.91 to $39.83, adding 57 basis points to the Fund’s return. During the quarter, Iron Mountain made progress on its merger with Australian-based Recall, a transaction that combines the top two players in the global document storage industry. We think this deal positions Iron Mountain to accelerate revenue growth, as the smaller Recall has historically grown sales faster than Iron Mountain. Another positive is that Recall has a relatively lower debt load, so the combined entity will have a more conservative balance sheet than stand-alone Iron Mountain.

Outlook and Strategy

The Russell reached another all-time high during the quarter and is now up a staggering 270% since the March 2009 low. As we continue in the

Parnassus Mid Cap Fund as of June 30, 2016 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Pentair plc	3.7%

Perrigo Co. plc	3.4%

MDU Resources Group Inc.	3.4%

Cardinal Health Inc.	3.3%

Applied Materials Inc.	3.1%

Xylem Inc.	3.1%

First Horizon National Corp.	3.1%

Iron Mountain Inc.	3.1%

National Oilwell Varco Inc.	3.0%

Patterson Companies Inc.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2016	PARNASSUS FUNDS

eighth year of the bull market, mid-cap stocks have climbed to almost 18 times forward earnings estimates. This is much higher than the 15 times multiple at which the Russell was trading in 2009.

The Fund’s overall positioning didn’t change much during the quarter. Our largest concentration of stocks at the quarter-end was in the industrial sector. While the overweight allocation is less than it has been in previous quarters, we are still seeing good values in this area. Within this sector, we own a lot of business services companies, such as Waste Management and Insperity, which have stable balance sheets, secular growth and margin improvement opportunities. These businesses should have less downside than many of their industrial peers in the event of a correction.

We continue to own fewer energy and financial stocks than the benchmarks, because we’re unsure where oil prices and interest rates are heading, and the range of outcomes is unusually wide. In that spirit, compared to the Russell, the Fund also has fewer consumer discretionary stocks, which tend to be more volatile than the rest of the index. In fact, consumer discretionary stocks are the worst performers in the Russell so far in 2016, with even some of the highest quality names slipping into bargain territory.

During the quarter, we took advantage of the consumer sector weakness and initiated a position in Hanesbrands, Inc., a leading manufacturer of underwear and T-shirts with household brands including Hanes, Champion, Playtex and Maidenform. The stock dropped 25% from its 52-week high, as demand from its retail partners slowed due to unusual weather patterns and sluggish store traffic. We believe the company has sustainable competitive advantages due to its global brand and manufacturing scale, enabling the company to consistently generate high returns on invested capital and significant free cash flow. At 11 times forward earnings estimates, the stock is a relative bargain.

As we enter the third quarter, investors are asking many questions about the British vote to exit the European Union. We have limited exposure to that region, as less than 5% of our companies’ combined revenues comes from the United Kingdom and continental Europe.

We’re pleased that our strategy is providing excellent results to shareholders. The Fund seeks to own high-quality businesses at good prices that can grow intrinsic value faster than our benchmarks over the long-term. We are confident that the Fund should outperform the market over the long-term by participating in up markets, providing downside protection in bear markets and avoiding permanent capital losses in severe market corrections.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of June 30, 2016, the net asset value (“NAV”) of the Parnassus Asia Fund–Investor Shares was $15.00, so the Fund gained 4.24% in the second quarter. This compares to a gain of 0.77% for MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 2.45% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). As you can see, we trounced both of our indexes this quarter, primarily because our investments in certain technology companies appreciated in value.

Below you will find a table that compares the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. While we are behind both benchmarks on a one- and three-year basis, we

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Asia Fund Investor Shares	-10.77	0.47	0.33	2.50	1.25

Parnassus Asia Fund Institutional Shares	-10.46	0.49	NA	1.10	0.94

MSCI AC Asia Pacific Index	-9.35	2.33	-0.29	NA	NA

Lipper Asia Pacific Region Average	-6.50	2.70	-0.22	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -13.81%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017 and may be continued indefinitely by the Adviser on a year-to-year basis.

made a strong comeback this year and remain ahead of both of our benchmarks since inception. Indeed, in the three-plus years since the Fund’s launch on April 30, 2013, we beat the MSCI Index by 62 basis points and beat the Lipper average by 55 basis points.

Company Analysis

The Asia Fund’s strong performance during the quarter was attributable to our investments in certain high-technology stocks, which rebounded significantly compared to the first quarter. Five companies contributed 40 basis points or more to the Fund’s return this quarter, while four subtracted 40 basis points or more from the return.

Our worst performer was Topcon Corporation, which reduced the Fund’s return by 90 basis points as its stock price fell 25.1% from $13.19 to $9.89. The Japanese company is a leading manufacturer of high-precision equipment used in the infrastructure, agriculture and healthcare industries globally. The company’s largest segment, Topcon Positioning, sells products and systems that rely on GPS to make farming and construction work cheaper and easier through the use of automation and data. Severely depressed crop prices from corn, soybean and wheat weakened the financial position of Topcon’s agricultural customers, who bought less of Topcon’s efficiency-enhancing equipment. Longer-term though, the company’s predominant technology, established distribution and global presence should allow Topcon to maintain and grow share in the under-penetrated markets that it serves.

Lenovo decreased the Fund’s return by 67 basis points, as its stock price slumped 22.0% from $0.78 to $0.61. (We own the Hong Kong–listed shares, which are more liquid than the U.S.-listed ADRs; one ADR is equal to 20 shares with a value of $12.04 at quarter-end.) The maker of personal

Semiannual Report • 2016	PARNASSUS FUNDS

computers and other technology products is the number-one brand in China and the largest PC manufacturer in the world. Despite Lenovo’s strong 20% worldwide market share, PC shipments declined due to global economic concerns, delayed upgrades to Windows 10, and the continued shift to mobile devices. In smartphones, Lenovo also fell from its number three position behind Samsung and Apple to fifth place, behind Huawei and other new entrants. Finally, Google announced it would sell a majority of the Lenovo shares it received after it sold Motorola Mobility to Lenovo in 2014. Nevertheless, the company’s low current valuation and attractive 4% dividend yield suggest limited downside.

Perrigo, the leading producer of store-brand generic drugs, cut 56 basis points from the Fund’s return, as its stock sank 9.1% from our cost basis of $99.70 to $90.67. Shares plummeted in April after longtime CEO Joe Papa resigned to become the CEO at Valeant Pharmaceuticals, and Perrigo lowered its 2016 guidance for the second time this year. The business has underperformed due to declining generic drug prices and weak growth from Omega, Perrigo’s European business. While we think John Hendrickson, Perrigo’s new CEO, is the right person for the job given his strong operational background, we’re continuing to monitor the drug pricing environment.

As its name implies, Air Lease purchases aircraft and leases them to airlines, and its stock fell 16.6% from $32.12 to $26.78, trimming 44 basis points from the Fund’s return. The company reported better than expected earnings and held an upbeat investor day, where Air Lease highlighted its expectation to double its aircraft fleet over the next five years. Nonetheless, the stock dropped due to concerns that slowing global growth could negatively impact air traffic. Despite this concern, we believe that long-term air travel demand will remain robust and that airlines will continue to utilize the financial flexibility offered by leasing.

Turning to our winners, Hermes Microvision was the Parnassus Asia Fund’s best performer this quarter, adding 161 basis points to the Fund’s return, as its stock price soared 45.1% from $28.58 to $41.48. The Taiwan-based company develops and markets electron beam (E-beam) inspection tools for semiconductor manufacturers for use in testing for defects in silicon wafers. Hermes’ stock price surged after Dutch company ASML, the largest supplier of photolithography systems in the world, announced that it would acquire all of Hermes’ outstanding shares for U.S. $3.1 billion in cash. ASML intends to use Hermes’ E-beam technology to support the ramp of its next-generation Extreme Ultraviolet (EUV) tool, which is set to be used for volume production of semiconductors starting in 2018. The deal is expected to close at the end of this year, so Hermes’ stock should have further room to run.

Parnassus Asia Fund as of June 30, 2016 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Micron Technology added 125 basis points to the Fund’s return, as its stock rose 31.4% from $10.47 to $13.76. Micron makes semiconductor memory chips, and its stock jumped as prices for dynamic random access memory (also known as DRAM) increased in June for the first time in two years. Just last quarter Micron was our biggest loser, as DRAM prices continued their fall, and investors fretted that there was no end in sight. Since production capacity is growing at a slower rate than demand, we were confident DRAM prices would eventually stabilize, but we didn’t know precisely when. While we were early with our initial investment, we added to our position on the weakness and we’re happy our conviction is beginning to pay off. We expect demand growth to continue, as computing becomes even more integral to the global economy, which should push Micron’s earnings and its stock higher.

Semiconductor-equipment manufacturer Applied Materials added 62 basis points to the Fund’s return, as its stock increased 13.2% from $21.18 to $23.97. Building off last quarter’s solid performance, the company continued to execute well, reaching

PARNASSUS FUNDS	Semiannual Report • 2016

an all-time high in order volume in China. The sustained outperformance and positive financial outlook has provided investors with increased confidence in the long-term trajectory of the business.

SITC International Holdings increased the Fund’s return by 46 basis points, as its stock climbed 6.4% from 49¢ to 53¢. The Hong Kong-based, integrated shipping-and-logistics company has operations that span Mainland China, Japan, Southeast Asia and internationally, making it the 10th largest container shipping operator in Asia. Despite the challenging macroeconomic environment, SITC maintained high profit margins through efficient cost management and by offering its clients value-added services such as land logistics and integrated door-to-door service. The company was also designated a Shanghai-Hong Kong Connect stock in March by representatives of both cities’ exchanges. Given the expanded trading pool, more Chinese and international investors were able to discover SITC’s strong fundamentals and shareholder returns, and they bought more of SITC’s stock.

The stock price of Rakuten advanced 12.4% from $9.65 to $10.85, adding 44 basis points to the Fund’s return. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services, including securities brokerage and credit cards. Earlier in the year, Rakuten’s profit margins weakened, as it invested in promotions and expanded its loyalty points program to fend off intensified competition from Amazon and Yahoo. Now, those moves appear to be bearing fruit as Rakuten usage is increasing among new and formerly dormant users. Investors reacted positively to management’s turn-around efforts including the exit of unprofitable overseas business units, so the stock price moved higher.

Outlook and Strategy

Asian markets fluctuated wildly again this quarter, but ultimately finished the period close to where they started. In effect, a dollar invested in the entire universe of Asian stocks would have achieved returns no better than a dollar of cash over the last three months. That is a sobering thought, given the macroeconomic uncertainty stock investors had to endure—everything from the slowing Chinese economy, the runaway Japanese yen and the surprise British vote to secede from the European Union. Despite this, the Parnassus Asia Fund performed much better than the universe of Asian stocks represented by the MSCI Index. The main reason for our outperformance was our investments in technology companies as described in the company analysis section above. Another reason was our long-standing underweight in Japan.

After years of government intervention to prop up prices, the Japanese stock market has been turned on its head. Instead of economic fundamentals, the market now reacts primarily to the proclamations and actions of the country’s central bank. When two major earthquakes disrupted manufacturing supply chains in southern Japan, for instance, stocks actually rose on expectations that the government would expand its stimulus measures. The market later slumped after a planned consumption tax increase was delayed, and uncertainty over the future of Britain and the EU stoked a rally in the Japanese yen, hurting exports. By the end of the quarter, Japan was the worst performing market in Asia in constant currency.

Parnassus Asia Fund as of June 30, 2016 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Top 10 Holdings

(percentage of net assets)

Hermes Microvision Inc.	5.0%

Samsung Electronics Co., Ltd.	4.9%

Micron Technology Inc.	4.9%

Applied Materials Inc.	4.4%

Alibaba Group Holding Ltd. (ADR)	4.4%

SITC International Holdings Co., Ltd.	4.1%

Rakuten Inc.	4.0%

OMRON Corp.	3.9%

Perrigo Co. plc	3.8%

QUALCOMM Inc.	3.5%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2016	PARNASSUS FUNDS

As mentioned, the Fund has less money invested in Japan compared to the benchmark. We chose not to participate in the Japanese market’s dysfunction, so we avoided the market’s sell-off since the end of last year. Instead, we found better value in defensive or inexpensive U.S. companies with exposure to Asia. As stock-pickers first and foremost, we are not beholden to any one market or set of markets. With the Parnassus Asia Fund, we are constantly searching the world for high-quality companies that are trading at a discount and, we try to buy them wherever we can find them. We believe this is the foundation for successful long-term investing and hope you do too.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Billy J. Hwan Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2016, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.98, producing a gain for the quarter of 1.94% (including dividends). This compares to a gain of 2.21% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 2.31% for the Lipper Core Bond Funds Average, which represents the average return of the core bond funds followed by Lipper (“Lipper average”). For the first half of 2016, the Fund posted a gain of 4.34%, as compared to a gain of 5.31% for the Barclays Aggregate Index and a gain of 5.02% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.74%, and the unsubsidized SEC yield was 1.59%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2016

Parnassus Fixed Income Fund Investor Shares	4.98	2.94	2.71	4.28	0.79	0.68

Parnassus Fixed Income Fund Institutional Shares	5.11	3.00	2.75	4.30	0.50	0.49

Barclays U.S. Aggregate Bond Index	6.00	4.06	3.76	5.13	NA	NA

Lipper Core Bond Funds Average	4.95	3.61	3.56	4.64	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 3.43%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Quarter in Review

It was a dramatic quarter for fixed income markets, as Great Britain’s unexpected decision to leave the European Union pushed Treasury yields to all-time lows. When markets are volatile, investors pile into Treasuries as they are viewed as a very safe asset, pushing prices higher and yields lower. The Parnassus Fixed Income Fund is conservatively positioned, which means it is less impacted by interest rate movements, so it did not gain as much when interest rates fell. This is the key reason why the Fund’s gain slightly lagged the Barclays Aggregate Index.

Convertible bonds issued by Exelixis, a biotechnology company, were our top performers in the quarter, gaining 49.9%, and adding 13 basis points to the total return. The bonds went down last quarter as biotechnology companies fell out of favor. This quarter, the bonds jumped to new highs as investors refocused on the company’s novel cancer treatments and the upcoming commercialization of two therapies later this year. I expect the bonds to continue to perform well as these treatments are brought to market and in-process drug trials move forward.

Corporate bonds issued by Juniper Networks, Pentair and Discover Financial contributed more than 5 basis points each. Juniper Networks’ bonds gained 4.99% and added 8 basis points to the total return in the quarter. The bonds benefitted from improved sentiment on the company as new product launches bolstered expectations.

Pentair’s bonds gained 2.66% in the quarter and added 7 basis points to the total return. The company’s bonds benefitted from management’s strong focus on improving the balance sheet. Pentair’s acquisition of ERICO last fall pushed its

Semiannual Report • 2016	PARNASSUS FUNDS

leverage well above the normal range, leading S&P to downgrade the company’s credit rating last quarter. Since that time, management has made deleveraging a focus of the company, and I expect the company’s bonds to continue to recover.

Finally, Discover Financial’s bonds gained 4.85% and added 6 basis points to the total return. After a rocky start to the year for most financial bonds, sentiment improved for Discover’s credit quality after management reported solid earnings and a positive stress-test report from the Federal Reserve.

The Fund’s only bonds that were down meaningfully in the quarter were Progressive issues. The insurance company’s bonds lost 2.51% and shaved 2 basis points from the total return. Major storms in Texas in April caused significant hail damage to homes and cars. This led to losses in Progressive’s legacy auto insurance division, as policy holders filed a large volume of claims. The storms also led to losses in Progressive’s new home insurance division.

Outlook and Strategy

The U.S. bond market, and the Treasury market in particular, have become increasingly influenced by international events. Growth rebounded this quarter and consumer spending was particularly strong, which normally would have pushed yields higher. Instead, yields fell because of the uncertainty created by Great Britain’s decision to leave the European Union. In this environment, where U.S. data is overlooked and the focus is on international events, it’s especially difficult to forecast the upcoming direction of interest rates.

Recognizing this, there are two primary ways the Parnassus Fixed Income Fund is positioned to weather continued volatility. First, the Fund’s duration is relatively short. Duration is a measure of interest rate sensitivity, and having a short duration means the Fund is less sensitive to interest rate movements. While this means the Fund does not gain as much when interest rates decline, it also helps insulate the Fund from losses if interest rates rise.

Second, I increased the Fund’s allocation to corporate bonds. The corporate bond portfolio best utilizes the strengths of the Parnassus research team and provides opportunities for fundamental credit research and bond-picking. Many bonds held in the Parnassus Fixed Income Fund were issued by companies that are also held in the Parnassus equity funds. In addition to having solid growth prospects and competitive advantages, these companies also favor strong balance sheets, making them good bond investments. I added several new bonds to the Fund this quarter, including those issued by Whole Foods Markets, National Oilwell Varco and Masco Corp. These bonds all yield above 3%, which is much higher than the market average, and they are improving the current income of the Fund.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Parnassus Fixed Income Fund as of June 30, 2016 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2016

Responsible Investing Notes

By: Milton Moskowitz

A long-term Parnassus holding, San Diego-based WD-40 is probably the smallest company ever to appear in our portfolios. It has fewer than 450 employees, who generate annual sales of $400 million. That little spray can of WD-40 can be found in most American homes. If you have a hinge that’s squeaking, just spray it with WD-40. The company continually asks customers to come up with new uses. Result: it now has a list of 2,000 uses.

Brambles, one of Australia’s largest and oldest companies, has annual revenues of $5.4 billion. It was founded in 1875 by Walter Brambles, an 18-year-old butcher. Today, the company ranks as one of the world’s largest suppliers of pallets, crates and shipping containers, a logical business for a company born and still located in Newcastle, a beach town in New South Wales, 100 miles north of Sydney. A holding of the Parnassus Asia Fund, the company employs 14,000 people – and those who work at headquarters enjoy the flourishing art scene in Newcastle. It’s also a major destination for surfers. Many people first heard of Newcastle in 2011 when Lonely Planet named it one of the top 10 cities to live.

The annual Fortune 500 issue is out, featuring the usual suspects. Ranking companies by their 2015 sales, this is the bible for big corporations. Number one for the fourth consecutive year is Walmart, with sales of $482 billion. In second place again is Exxon Mobil, even though they were clobbered by a 35% drop in sales. “Three Parnassus portfolio companies, Apple, CVS Health and McKesson, made the Top 10 list.” Apple moved up from 5th to 3rd, and CVS advancing from 10th to 7th. Others in the Top 10 list include Warren Buffet’s company, Berkshire Hathaway (4th), United Health Group (6th), General Motors (8th), Ford (9th) and AT&T (10th).

To make the list this year, a company had to register sales of at least $5.13 billion. The company in that 500 slot is Burlington Stores, headquartered in Burlington, New Jersey. To reach the next Parnassus Funds holding after CVS, one has to scroll down to 21, a position filled by Cardinal Health. Other Parnassus companies with high rankings (Top 50) are: IBM (31), Procter & Gamble (34) and Alphabet-Google (39). Nine other portfolio companies (and their rankings) are: Intel (52), Walt Disney (57), United Parcel Service (47), Cisco (54), Mondelez (94), Qualcomm (110), Danaher (133), Cummins (148) and Whole Foods (181).

Many companies became embroiled in the controversy over North Carolina’s new law denying transgenders the right to use bathrooms corresponding to their new identities. The state legislature ruled that everyone had to use bathrooms corresponding to his or her identity at birth. In other words, a woman who changes her identity to a man cannot then use the men’s room. I can’t believe I am writing this, but grown men and women are spending their time debating this issue. One report said that one million customers had signed a petition saying they would no longer shop at stores like Target, which are opposing the new law. On the other hand, Bruce Springsteen and Pearl Jam canceled concerts that had been scheduled for North Carolina, and Bank of America, the state’s largest employer, weighed in against the law. Deutsche Bank said it would freeze plans to add 250 North Carolina jobs while the law was in place, and CEOs of more than 100 companies signed a letter decrying the law. Signers included CEOs of salesforce.com, Intel, IBM and Facebook. The Justice Department has also weighed in on the side of the transgenders. Speaking to shareholders at Target’s annual meeting earlier this year, CEO Brian Cornell reminded them of the company’s long history of diversity and inclusivity.

Measured by location, New York State remains the No. 1 location for Fortune 500 companies, hosting 55 of them. Texas and California tied for second place, each with 51. If you ranked companies by number of employees, the Top 10 would look like this:

Walmart: 2.3 million

Yum Brands: 505,000

Kroger: 431,000

McDonalds: 420,000

IBM: 411,798

Home Depot: 385,000

Semiannual Report • 2016	PARNASSUS FUNDS

United Parcel Service: 341,240

Target: 341,000

Berkshire Hathaway: 331,000

General Electric: 330,000

Diversity continued to be an elusive goal. In 2015, there were five African American CEOs; now there are four. Last year’s list showed 24 female CEOs; now there are 21.

One final note: Facebook is not in any of the Parnassus Fund portfolios, but it’s worth looking at for some remarkable attributes. The social media giant jumped 85 spots on the Fortune 500 list to land in 157th place, sandwiched between construction giant Aecom and electronics supplier Jabil Circuit. And here is the triple play:

Mark Zuckerberg, founder and CEO, reduced his salary to $1 a year.

Last year, when Zuckerberg’s wife, Priscilla Chang, gave birth to their first child, the Facebook CEO took a paternity leave of two months to be with his daughter, Max.

Zuckerberg studied hard to become fluent in Mandarin. Last year, when the president of China, Xi Jinping, visited Facebook, Zuckerberg was able to conduct the entire meeting in Mandarin.

So this is not just a geek in a hoodie.

Milton Moskowitz is the co-author of the Fortune magazine survey “The 100 Best Companies to Work For” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Semiannual Report • 2016

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2016 through June 30, 2016.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.84%	$1,000.00	$983.70	$4.15
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.74	$4.23
Parnassus Fund – Institutional Shares: Actual*	0.70%	$1,000.00	$984.20	$3.46
Hypothetical (5% before expenses)	0.70%	$1,000.00	$1,021.44	$3.53
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,033.40	$4.41
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.59	$4.38
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.67%	$1,000.00	$1,034.30	$3.40
Hypothetical (5% before expenses)	0.67%	$1,000.00	$1,021.59	$3.38
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,019.60	$4.78
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.19	$4.78
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,021.00	$3.78
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.19	$3.78
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,084.90	$5.15
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.00	$4.99
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.77%	$1,000.00	$1,085.70	$4.00
Hypothetical (5% before expenses)	0.77%	$1,000.00	$1,021.09	$3.88
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$1,017.60	$6.29
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.70	$6.29

Semiannual Report • 2016	PARNASSUS FUNDS

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period
Parnassus Asia Fund – Institutional Shares: Actual*	0.94%	$1,000.00	$1,018.90	$4.73
Hypothetical (5% before expenses)	0.94%	$1,000.00	$1,000.28	$4.69
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,043.40	$3.46
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.54	$3.43
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.49%	$1,000.00	$1,043.80	$2.50
Hypothetical (5% before expenses)	0.49%	$1,000.00	$1,022.49	$2.47

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (182); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Equities	Shares	Market Value ($)

Chemicals (7.4%)
Axalta Coating Systems Ltd. [q]	500,000	13,265,000
Potash Corporation of Saskatchewan Inc.	1,100,000	17,864,000
Praxair Inc.	200,000	22,478,000

		53,607,000

Communications Equipment (2.4%)
QUALCOMM Inc.	325,000	17,410,250

Computers (4.9%)
International Business Machines Corp.	235,000	35,668,300

Electronics (2.5%)
Trimble Navigation Ltd. [q]	750,000	18,270,000

Equipment Leasing (1.7%)
Air Lease Corp.	460,000	12,318,800

Financial Services (15.1%)
American Express Co.	300,000	18,228,000
Capital One Financial Corp.	250,000	15,877,500
Charles Schwab Corp.	900,000	22,779,000
Essent Group Ltd. [q]	800,000	17,448,000
First Horizon National Corp.	800,000	11,024,000
Paypal Holdings Inc. [q]	280,000	10,222,800
Wells Fargo & Co.	300,000	14,199,000

		109,778,300

Food Products (3.0%)
Mondelez International Inc., Class A	480,000	21,844,800

Health Care Products (1.7%)
Perrigo Co. plc	135,750	12,308,453

Industrial Manufacturing (3.1%)
Pentair plc	382,000	22,266,780

Insurance (2.3%)
Progressive Corp.	500,000	16,750,000

Internet (4.0%)
Alphabet Inc., Class A [q]	25,000	17,588,250
eBay Inc. [q]	505,000	11,822,050

		29,410,300

Lodging (0.7%)
Belmond Ltd. [q]	500,000	4,950,000

Equities	Shares	Market Value ($)

Machinery (2.5%)
Deere & Co. [l]	220,000	17,828,800

Medical Equipment (2.9%)
Patterson Companies Inc.	440,000	21,071,600

Pharmaceuticals (7.3%)
Allergan plc [q]	102,000	23,571,180
Gilead Sciences Inc.	265,000	22,106,300
McKesson Corp.	40,000	7,466,000

		53,143,480

Real Estate Investment Trust (2.1%)
Redwood Trust Inc.	1,100,000	15,191,000

Retail (5.6%)
CVS Health Corp.	234,000	22,403,160
Whole Foods Market Inc.	575,000	18,411,500

		40,814,660

Semiconductor Capital Equipment (2.6%)
Applied Materials Inc.	800,000	19,176,000

Semiconductors (7.4%)
Intel Corp.	670,000	21,976,000
Micron Technology Inc. [q]	2,300,000	31,648,000

		53,624,000

Services (2.5%)
Thomson Reuters Corp.	450,000	18,189,000

Telecommunications Equipment (8.2%)
Ciena Corp. [q]	1,800,000	33,750,000
Motorola Solutions Inc.	400,000	26,388,000

		60,138,000

Transportation (4.1%)
Expeditors International of Washington Inc.	300,000	14,712,000
Fedex Corp.	100,000	15,178,000

		29,890,000

Total investments in equities (94.0%) (cost $691,325,194)		683,649,523

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposits (0.3%) a
Albina Community Bank	0.20%	01/15/2017	250,000	244,563
Carver Federal Savings Bank	0.25%	02/18/2017	250,000	243,661
Community Bank of the Bay	0.30%	07/15/2016	250,000	249,612
Eastern Bank	0.10%	01/29/2017	100,000	97,683
Latino Community Credit Union	0.60%	02/20/2017	250,000	243,606
Metro Bank	0.50%	05/10/2017	250,000	241,425
Opportunities Credit Union	0.20%	04/25/2017	250,000	241,836
Self-Help Credit Union	1.06%	01/14/2017	100,000	97,836
Self-Help Credit Union	1.06%	01/16/2017	150,000	146,721
Southern Bancorp Bank	0.30%	01/15/2017	250,000	244,563
Urban Partnership Bank	0.30%	10/01/2016	250,000	247,485

				2,298,991

Community Development Loans (0.1%) a
Boston Comminity Loan Fund	1.00%	04/15/2017	200,000	190,532
Root Capital Loan Fund	1.25%	01/25/2017	200,000	193,148
Vermont Community Loan Fund	0.85%	10/15/2016	100,000	98,262

				481,942

Time Deposits (5.3%)
BBH Cash Management Service
National Australia Bank, Melbourne	0.13%	07/01/2016	38,452,445	38,452,445

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (2.5%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.26%		18,110,070	18,110,070

Total short-term securities (8.2%) (cost $59,343,448)				59,343,448

Total securities (102.2%) (cost $750,668,642)				742,992,971

Payable upon return of securities loaned (-2.5%)				(18,110,070)

Other assets and liabilities (0.3%)				2,060,107

Total Net Assets (100.0%)				726,943,008

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2016. The total value of the securities on loan at June 30, 2016 was $17,752,878.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Equities	Shares	Market Value ($)

Apparel (2.7%)
VF Corp.	5,734,655	352,623,936

Chemicals (4.2%)
Compass Minerals International Inc. Ω	2,075,303	153,966,730
Praxair Inc.	3,450,000	387,745,500

		541,712,230

Computers (2.9%)
Apple Inc.	3,939,067	376,574,805

Cosmetics & Personal Care (2.1%)
Procter & Gamble Co.	3,168,000	268,234,560

Entertainment (2.8%)
The Walt Disney Co.	3,734,051	365,264,869

Financial Services (10.5%)
Charles Schwab Corp.	15,129,331	382,923,368
MasterCard Inc., Class A	2,750,000	242,165,000
Paypal Holdings Inc. [q]	7,729,633	282,208,901
Wells Fargo & Co.	9,670,492	457,704,386

		1,365,001,655

Food Products (7.4%)
McCormick & Co.	1,625,000	173,338,750
Mondelez International Inc., Class A	8,657,214	393,989,809
Sysco Corp.	7,864,354	399,037,322

		966,365,881

Health Care Products (2.8%)
Perrigo Co. plc	4,000,000	362,680,000

Home Products (1.1%)
WD-40 Co. Ω	1,220,000	143,289,000

Industrial Manufacturing (10.2%)
Danaher Corp.	6,105,878	616,693,678
Pentair plc	6,505,000	379,176,450
Xylem Inc.	7,499,764	334,864,463

		1,330,734,591

Insurance (2.4%)
Verisk Analytics Inc.	3,867,959	313,614,116

Internet (4.1%)
Alphabet Inc., Class A [q]	292,000	205,430,760
Alphabet Inc., Class C [q]	480,572	332,603,881

		538,034,641

Equities	Shares	Market Value ($)

Machinery (1.2%)
Deere & Co.	1,902,272	154,160,123

Medical Equipment (2.1%)
Patterson Companies Inc. Ω	5,690,689	272,527,096

Natural Gas (2.0%)
MDU Resources Group Inc. Ω	10,965,166	263,163,984

Oil & Gas (2.6%)
National Oilwell Varco Inc.	10,150,000	341,547,500

Pharmaceuticals (9.5%)
Allergan plc [q]	1,700,000	392,853,000
Gilead Sciences Inc.	6,881,703	574,071,663
Novartis AG (ADR)	3,251,430	268,275,490

		1,235,200,153

Real Estate Investment Trust (3.1%)
Iron Mountain Inc.	10,249,471	408,236,430

Retail (2.6%)
CVS Health Corp.	3,548,730	339,755,410

Semiconductor Capital Equipment (3.0%)
Applied Materials Inc.	16,200,000	388,314,000

Semiconductors (4.9%)
Intel Corp.	12,500,000	410,000,000
Micron Technology Inc. [q]	16,450,000	226,352,000

		636,352,000

Services (2.3%)
Thomson Reuters Corp.	7,475,805	302,172,038

Telecommunications Equipment (2.5%)
Motorola Solutions Inc.	4,975,772	328,251,679

Transportation (3.1%)
United Parcel Service Inc., Class B	3,808,270	410,226,844

Utility & Power Distribution (2.4%)
Questar Corp. Ω	12,500,000	317,125,000

Waste Management (2.2%)
Waste Management Inc.	4,400,000	291,588,000

Total investments in equities (96.7%) (cost $10,588,638,643)		12,612,750,541

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Community Bank of the Bay	0.30%	07/15/2016	250,000	249,612
Community Trust Credit Union	0.80%	10/15/2016	250,000	247,076
Urban Partnership Bank	0.30%	09/24/2016	250,000	247,650

				744,338

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Community Bank of the Bay, dated 10/15/2015 Participating depository institutions: BOKF, National Association, par 241,000; Independent Bank, par 18,000; LegacyTexas Bank, par 241,000; (cost $494,287)	0.15%	10/13/2016	500,000	494,287
CDARS agreement with Community Bank of the Bay, dated 01/21/2016 Participating depository institutions: American National Bank & Trust Co., par 13,000; Landmark Community Bank, par 243,500; Mutual of Omaha Bank, par 243,500; (cost $488,847)	0.15%	01/19/2017	500,000	488,847
CDARS agreement with Community Bank of the Bay, dated 04/07/2016 Participating depository institutions: First Federal Bank of the Midwest, par 243,500; Iberiabank, par 13,000; Santander Bank, N.A., par 243,500; (cost $484,657)	0.20%	04/06/2017	500,000	484,657
CDARS agreement with Community Bank of the Bay, dated 02/04/2016 Participating depository institutions: Amalgated Bank, par 218,028; Arvest Bank, par 241,000; Flagstar Bank, FSB, par 40,972; (cost $483,791)	0.15%	02/02/2017	500,000	483,791

				1,951,582

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2017	100,000	95,266
CEI Investment Notes Inc.	1.00%	07/01/2016	1,000,000	1,000,000
MicroVest Plus, LP Note	2.25%	04/15/2017	7,500,000	7,132,603
New Hampshire Community Loan Fund	1.00%	07/15/2016	200,000	199,532
Root Capital Loan Fund	1.25%	01/25/2017	200,000	193,148
Vermont Community Loan Fund	0.85%	04/15/2017	100,000	95,264

				8,715,813

Time Deposits (2.9%)
BBH Cash Management Service
ANZ, Melbourne	0.13%	07/01/2016	196,458,496	196,458,497

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Banco Santander, Madrid	0.13%	07/01/2016	97,972,257	97,972,257
Standard Chartered Bank, London	0.13%	07/01/2016	78,200,474	78,200,474

				372,631,228

Total short-term securities (3.0%) (cost $384,042,961)				384,042,961

Total securities (99.7%) (cost $10,972,681,604)				12,996,793,502

Other assets and liabilities (0.3%)				35,362,696

Total net assets (100.0%)				13,032,156,198

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Equities	Shares	Market Value ($)

Communications Equipment (4.9%)
QUALCOMM Inc.	1,350,000	72,319,500

Computers (7.5%)
Apple Inc.	400,000	38,240,000
International Business Machines Corp.	475,000	72,095,500

		110,335,500

Financial Services (17.1%)
American Express Co.	1,150,000	69,874,000
Capital One Financial Corp.	600,000	38,106,000
Charles Schwab Corp.	2,700,000	68,337,000
Wells Fargo & Co.	1,545,000	73,124,850

		249,441,850

Health Care Products (4.6%)
Perrigo Co. plc	750,000	68,002,500

Industrial Manufacturing (2.2%)
W.W. Grainger Inc. [l]	140,000	31,815,000

Internet (1.9%)
Alphabet Inc., Class A q	40,000	28,141,200

Machinery (6.9%)
Cummins Inc.	300,000	33,732,000
Deere & Co.	820,000	66,452,800

		100,184,800

Pharmaceuticals (4.7%)
Gilead Sciences Inc.	820,000	68,404,400

Equities	Shares	Market Value ($)

Retail (4.6%)
Whole Foods Market Inc.	2,100,000	67,242,000

Semiconductor Capital Equipment (11.2%)
Applied Materials Inc.	4,200,000	100,674,000
Lam Research Corp. [l]	750,000	63,045,000

		163,719,000

Semiconductors (10.5%)
Intel Corp.	1,800,000	59,040,000
Micron Technology Inc. [q]	6,900,000	94,944,000

		153,984,000

Software (7.8%)
Autodesk Inc. [q]	1,150,000	62,261,000
Citrix Systems Inc. [q]	650,000	52,058,500

		114,319,500

Telecommunications Equipment (5.4%)
Ciena Corp. [q]	4,200,000	78,750,000

Transportation (5.1%)
C.H. Robinson Worldwide Inc.	400,000	29,700,000
Expeditors International of Washington Inc.	900,000	44,136,000

		73,836,000

Total investments in equities (94.4%) (cost $1,333,965,976)		1,380,495,250

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (6.6%)
BBH Cash Management Service
Banco Santander, Madrid	0.13%	07/01/2016	96,955,445	96,955,445

Registered Investment Companies (2.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.26%		28,969,501	28,969,501

Total short-term securities (8.6%) (cost $125,924,946)				125,924,946

Total securities (103.0%) (cost $1,459,890,922)				1,506,420,196

Payable upon return of securities loaned (-2.0%)				(28,969,501)

Other assets and liabilities (-1.0%)				(14,984,415)

Total net assets (100.0%)				1,462,466,280

l This security, or partial position of this security, was on loan at June 30, 2016. The total value of the securities on loan at June 30, 2016 was $28,367,652.
q This security is non-income producing.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Equities	Shares	Market Value ($)

Apparel (4.4%)
Hanesbrands Inc.	731,969	18,394,381
VF Corp.	300,000	18,447,000

		36,841,381

Chemicals (6.7%)
Axalta Coating Systems Ltd. [q]	805,000	21,356,650
Calgon Carbon Corp.	1,085,000	14,267,750
Compass Minerals International Inc.	285,000	21,144,150

		56,768,550

Data Processing (4.2%)
Equifax Inc.	107,500	13,803,000
Fiserv Inc. [q]	201,000	21,854,730

		35,657,730

Financial Services (7.8%)
Charles Schwab Corp.	660,000	16,704,600
First American Financial Corp.	100,000	4,022,000
First Horizon National Corp.	1,880,000	25,906,400
SEI Investments Co.	400,000	19,244,000

		65,877,000

Food Products (5.0%)
McCormick & Co.	129,000	13,760,430
Sysco Corp.	395,000	20,042,300
WhiteWave Foods Co. [q]	182,500	8,566,550

		42,369,280

Health Care Products (5.9%)
Dentsply Sirona Inc.	330,000	20,473,200
Perrigo Co. plc	320,000	29,014,400

		49,487,600

Health Care Services (3.3%)
Cardinal Health Inc.	357,500	27,888,575

Industrial Manufacturing (6.8%)
Pentair plc	532,500	31,039,425
Xylem Inc.	585,000	26,120,250

		57,159,675

Insurance (2.7%)
Verisk Analytics Inc. [q]	285,000	23,107,800

Internet (2.1%)
eBay Inc. [q]	772,500	18,084,225

Machinery (1.8%)
Deere & Co. [l]	187,500	15,195,000

Medical Equipment (4.3%)
Patterson Companies Inc.	520,000	24,902,800
Teleflex Inc.	62,500	11,081,875

		35,984,675

Equities	Shares	Market Value ($)

Natural Gas (5.5%)
MDU Resources Group Inc.	1,205,000	28,920,000
Northwest Natural Gas Co.	280,000	18,149,600

		47,069,600

Oil & Gas (3.0%)
National Oilwell Varco Inc.	755,000	25,405,750

Professional Services (2.8%)
Insperity Inc.	307,500	23,748,225

Real Estate Investment Trust (3.1%)
Iron Mountain Inc.	650,000	25,889,500

Retail (2.4%)
Whole Foods Market Inc.	625,000	20,012,500

Semiconductor Capital Equipment (3.1%)
Applied Materials Inc.	1,102,500	26,426,925

Semiconductors (1.7%)
Micron Technology Inc. [q]	1,055,000	14,516,800

Services (2.7%)
Ecolab Inc.	35,700	4,234,020
Thomson Reuters Corp.	450,000	18,189,000

		22,423,020

Software (2.4%)
Autodesk Inc. [q]	382,500	20,708,550

Telecommunications Equipment (2.6%)
Motorola Solutions Inc.	332,500	21,935,025

Telecommunications Provider (2.2%)
Shaw Communications Inc., Class B	990,000	19,008,000

Transportation (1.9%)
Expeditors International of Washington Inc.	320,000	15,692,800

Utility & Power Distribution (3.1%)
AGL Resources Inc.	135,000	8,905,950
Questar Corp.	686,161	17,407,905

		26,313,855

Waste Management (2.5%)
Waste Management Inc.	321,500	21,305,805

Total investments in equities (94.0%) (cost $698,926,673)		794,877,846

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (6.8%)
BBH Cash Management Service
Citibank, New York	0.13%	07/01/2016	57,548,392	57,548,392

Registered Investment Companies (0.7%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.26%		6,183,865	6,183,865

Total short-term securities (7.5%) (cost $63,732,257)				63,732,257

Total securities (101.5%) (cost $762,658,930)				858,610,103

Payable upon return of securities loaned (-0.7%)				(6,183,865)

Other assets and liabilities (-0.8%)				(6,826,483)

Total net assets (100.0%)				845,599,755

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2016. The total value of the securities on loan at June 30, 2016 was $6,061,899.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Equities	Shares	Market Value ($)

Australia (2.6%)
Brambles Ltd.	30,000	280,058

China (17.4%)
Air Lease Corp.	8,000	214,240
Alibaba Group Holding Ltd. (ADR) [q]	6,000	477,180
Apple Inc.	1,500	143,400
Expeditors International of Washington Inc.	3,000	147,120
Micron Technology Inc. [q]	38,000	522,880
QUALCOMM Inc.	7,000	374,990

		1,879,810

Hong Kong (16.4%)
China Minsheng Banking Corp.	300,000	291,423
Greatview Aseptic Packaging Co., Ltd.	500,000	237,836
HKBN Ltd.	150,000	158,205
Lenovo Group Ltd.	370,000	224,891
SITC International Holdings Co., Ltd.	830,000	436,606
Sun Art Retail Group Ltd.	250,000	175,789
Television Broadcasts Ltd.	70,000	240,265

		1,765,015

Indonesia (4.4%)
PT Asuransi Multi Artha Guna	3,741,500	103,292
PT Bank Rakyat Indonesia (Persero)	450,000	370,204

		473,496

Japan (19.6%)
Asics Corp.	6,000	101,360
KDDI Corp.	11,000	334,475
Linear Technology Corp.	6,000	279,180
OMRON Corp.	13,000	424,289
Rakuten Inc.	40,000	434,091
Topcon Corp.	26,000	257,130
USS Co., Ltd.	17,000	280,925

		2,111,450

Equities	Shares	Market Value ($)

Philippines (2.7%)
Manila Water Co.	500,000	288,496

South Korea (4.9%)
Samsung Electronics Co., Ltd.	425	529,159

Taiwan (15.6%)
Applied Materials Inc.	20,000	479,400
Chailease Holding Co., Ltd.	129,000	210,378
Giant Manufacturing Co., Ltd.	8,000	49,919
Hermes Microvision Inc.	13,000	539,185
Lite-On Technology Corp.	100,000	137,767
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000	262,300

		1,678,949

Thailand (2.3%)
Thanachart Capital Public Co. Ltd.	250,000	249,669

United States (9.0%)
Gilead Sciences Inc.	3,500	291,970
National Oilwell Varco Inc.	8,000	269,200
Perrigo Co. plc	4,500	408,015

		969,185

Total investments in equities (94.9%) (cost $10,786,530)		10,225,287

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (4.8%)
BBH Cash Management Service
Wells Fargo, San Francisco	0.13%	07/01/2016	514,960	514,960

Total short-term securities (4.8%) (cost $514,960)				514,960

Total securities (99.7%) (cost $11,301,490)				10,740,247

Other assets and liabilities (0.3%)				34,949

Total net assets (100.0%)				10,775,196

q This security is non-income producing.

ADR American Depository Receipt
PT Perseroan Terbatas
plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2016 (unaudited)

Commercial Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1	2.84%	10/25/2022	837,407	874,166
JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	1,480,640	1,548,443
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,099,062
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	1,000,000	1,027,365
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	1,000,000	1,033,521

Total investments in commercial mortgage-backed securities (2.6%) (cost $5,515,642)				5,582,557

Convertible Bonds

Biotechnology (0.4%)
Exelixis Inc.	4.25%	08/15/2019	550,000	815,031

Semiconductors (0.7%)
Intel Corp.	2.95%	12/15/2035	750,000	969,844
Micron Technology Inc.	3.00%	11/15/2043	750,000	572,813

				1,542,657

Total investments in convertible bonds (1.1%) (cost $1,932,349)				2,357,688

Corporate Bonds

Air Transportation (0.6%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,363,190	1,546,485

Apparel (2.2%)
Levi Strauss & Co.	5.00%	05/01/2025	1,500,000	1,507,500
VF Corp.	3.50%	09/01/2021	3,000,000	3,229,761

				4,737,261

Computers (1.8%)
Apple Inc.	2.85%	02/23/2023	2,000,000	2,101,632
Apple Inc.	4.38%	05/13/2045	1,500,000	1,634,226

				3,735,858

Cosmetics/Pers Care (1.0%)
Procter & Gamble Co.	2.30%	02/06/2022	2,000,000	2,079,984

Financial Services (3.9%)
Discover Financial	5.20%	04/27/2022	1,800,000	1,974,539
MasterCard Inc.	3.38%	04/01/2024	2,000,000	2,167,214
Wells Fargo & Co.	2.55%	12/07/2020	2,000,000	2,058,280
Wells Fargo & Co.	4.10%	06/03/2026	2,000,000	2,139,222

				8,339,255

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Food Products (1.0%)
WhiteWave Foods Co.	5.38%	10/01/2022	2,000,000	2,140,000

Health Care Products (1.5%)
Perrigo Co. plc	4.00%	11/15/2023	3,000,000	3,090,912

Health Care Services (1.4%)
Cardinal Health Inc.	1.90%	06/15/2017	1,600,000	1,611,426
Cardinal Health Inc.	4.50%	11/15/2044	1,250,000	1,308,156

				2,919,582

Industrial Manufacturing (1.9%)
Pentair Finance SA	3.15%	09/15/2022	4,050,000	4,015,125

Insurance (1.3%)
Progressive Corp.	6.70%	06/15/2037	3,000,000	2,752,500

Machinery (0.9%)
John Deere Capital Corp.	1.13%	06/12/2017	2,000,000	2,003,940

Medical Equipment (1.8%)
Agilent Technologies Inc.	3.20%	10/01/2022	3,700,000	3,809,820

Oil & Gas (0.9%)
National Oilwell Varco Inc.	2.60%	12/01/2022	2,000,000	1,864,928

Pharmaceuticals (4.2%)
Actavis Funding Scs.	3.45%	03/15/2022	3,000,000	3,115,680
Actavis Funding Scs.	4.55%	03/15/2035	1,500,000	1,541,582
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,165,732
Gilead Sciences Inc.	3.65%	03/01/2026	2,000,000	2,176,356

				8,999,350

Real Estate Investment Trust (1.0%)
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,084,032

Retail (8.6%)
Costco Wholesale Corp.	2.25%	02/15/2022	3,000,000	3,095,337
CVS Health Corp.	3.38%	08/12/2024	2,000,000	2,125,634
CVS Health Corp.	5.13%	07/20/2045	1,000,000	1,240,576
Masco Corp.	3.50%	04/01/2021	2,500,000	2,550,750
Nordstrom Inc.	6.25%	01/15/2018	1,100,000	1,177,905
Nordstrom Inc.	4.00%	10/15/2021	2,000,000	2,138,438
Starbucks Corp.	3.85%	10/01/2023	2,500,000	2,807,370
Starbucks Corp.	2.45%	06/15/2026	2,000,000	2,031,058
Whole Foods Market Inc.	5.20%	12/03/2025	1,000,000	1,078,185

				18,245,253

Semiconductors (2.0%)
Altera Corp.	1.75%	05/15/2017	2,000,000	2,016,406
Micron Technology Inc.	5.50%	02/01/2025	2,500,000	2,125,000

				4,141,406

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Software (3.0%)
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,344,598
Microsoft Corp.	1.63%	12/06/2018	3,000,000	3,052,272

				6,396,870

Telecommunications Equipment (3.4%)
Juniper Networks Inc.	4.50%	03/15/2024	3,000,000	3,177,594
Motorola Solutions Inc.	3.75%	05/15/2022	4,000,000	3,998,224

				7,175,818

Transportation (3.1%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,000,000	2,225,390
Burlington Northern Santa Fe Corp.	4.90%	04/01/2044	1,000,000	1,193,085
FedEx Corp.	2.70%	04/15/2023	3,000,000	3,062,730

				6,481,205

Waste Management (2.0%)
Waste Management Inc.	2.90%	09/15/2022	2,000,000	2,093,876
Waste Management Inc.	3.50%	05/15/2024	2,000,000	2,161,648

				4,255,524

Total investments in corporate bonds (47.5%) (cost $97,524,035)				100,815,108

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool 890430	3.50%	07/01/2027	1,106,521	1,177,993
Fannie Mae Pool 926115	4.50%	04/01/2039	1,126,520	1,231,980
Fannie Mae Pool 931065	4.50%	05/01/2039	713,960	785,690
Fannie Mae Pool AD4296	5.00%	04/01/2040	926,008	1,034,077
Fannie Mae Pool AH6275	4.50%	04/01/2041	1,317,800	1,444,595
Fannie Mae Pool AH7196	4.50%	03/01/2041	1,153,264	1,263,478
Fannie Mae Pool AI8483	4.50%	07/01/2041	1,006,705	1,103,627
Fannie Mae Pool AJ4994	4.50%	11/01/2041	600,647	658,593
Fannie Mae Pool AK3103	4.00%	02/01/2042	785,296	852,224
Fannie Mae Pool AL0215	4.50%	04/01/2041	743,496	815,227
Fannie Mae Pool AL0393	4.50%	06/01/2041	1,225,242	1,350,147
Fannie Mae Pool AL4577	4.50%	01/01/2034	1,580,947	1,739,113
Fannie Mae Pool AL5708	4.00%	03/01/2034	961,871	1,046,292
Fannie Mae Pool AO9140	3.50%	07/01/2042	1,006,626	1,065,330
Fannie Mae Pool AQ2925	3.50%	01/01/2043	1,274,422	1,350,238
Fannie Mae Pool AS0576	5.00%	09/01/2043	756,417	839,865
Fannie Mae Pool AS1130	4.50%	11/01/2043	727,972	795,575
Fannie Mae Pool AS1587	4.50%	01/01/2044	887,163	967,910
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,269,478	1,384,971
Fannie Mae Pool AS2800	3.00%	07/01/2029	930,974	976,628
Fannie Mae Pool AS4455	3.50%	02/01/2045	1,233,695	1,302,023

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Fannie Mae Pool AV0971	3.50%	08/01/2026	1,100,914	1,167,362
Fannie Mae Pool MA0695	4.00%	04/01/2031	702,414	760,559
Fannie Mae Pool MA1607	3.00%	10/01/2033	794,791	837,873
Fannie Mae Pool MA1889	3.50%	05/01/2034	935,729	995,040
Freddie Mac Pool A90225	4.00%	12/01/2039	1,283,474	1,380,024
Freddie Mac Pool A93451	4.50%	08/01/2040	1,532,015	1,682,537
Freddie Mac Pool C91754	4.50%	02/01/2034	1,423,522	1,563,685
Freddie Mac Pool C91762	4.50%	04/01/1934	800,769	879,617
Freddie Mac Pool C91764	3.50%	05/01/2034	847,202	901,807
Freddie Mac Pool G05514	5.00%	06/01/2039	626,465	699,478
Freddie Mac Pool G18521	3.50%	08/01/2029	1,098,473	1,163,008
Freddie Mac Pool G30672	3.50%	07/01/2033	723,919	775,813
Freddie Mac Pool Q29916	4.00%	11/01/2044	1,854,133	1,986,314
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,441,225	1,561,909
Freddie Mac Pool V60523	3.00%	04/01/2029	949,145	1,004,203
Freddie Mac Pool V82155	4.00%	12/01/2045	1,265,516	1,364,831
Ginnie Mae I Pool 778793	3.50%	01/15/2042	1,261,618	1,344,836

Total investments in federal agency mortgage-backed securities (20.4%) (cost $42,606,106)				43,254,472

Supranational Bonds
European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	4,045,908

Total investments in supranational bonds (1.9%) (cost $4,034,388)				4,045,908

U.S. Government Treasury Bonds
U.S. Treasury	1.50%	07/31/2016	3,000,000	3,003,237
U.S. Treasury	0.50%	09/30/2016	3,000,000	3,001,116
U.S. Treasury	0.88%	02/28/2017	2,000,000	2,005,158
U.S. Treasury	0.63%	06/30/2017	3,000,000	3,003,165
U.S. Treasury	0.88%	11/15/2017	4,000,000	4,016,564
U.S. Treasury	0.88%	11/30/2017	2,000,000	2,008,282
U.S. Treasury	1.75%	01/31/2023	3,000,000	3,092,109
U.S. Treasury	1.75%	05/15/2023	2,000,000	2,063,204
U.S. Treasury	2.75%	11/15/2023	4,000,000	4,409,376
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,207,734
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,172,266
U.S. Treasury	2.25%	11/15/2024	4,000,000	4,266,876
U.S. Treasury	2.00%	02/15/2025	1,000,000	1,046,250
U.S. Treasury	2.13%	05/15/2025	2,000,000	2,112,578
U.S. Treasury	2.00%	08/15/2025	2,000,000	2,090,860
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,061,400	1,117,055
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,056,940	1,077,198

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2016 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,008,770	1,038,718
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,141,900	1,334,967

Total investments in U.S. government treasury bonds (21.2%) (cost $43,258,925)				45,066,713

Total investments in long-term securities (94.7%) (cost $194,871,445)				201,122,446

Short-Term Securities

Community Development Loans (1.2%) a
MicroVest Plus, LP Note	2.25%	10/15/2016	2,500,000	2,456,558

Time Deposits (4.8%)
BBH Cash Management Service
ANZ, Melbourne	0.13%	07/01/2016	3,541,504	3,541,504
Citibank, New York	0.13%	07/01/2016	6,647,941	6,647,941

				10,189,445

Total short-term securities (6.0%) (cost $12,646,003)				12,646,003

Total securities (100.7%) (cost $207,517,448)				213,768,449

Other assets and liabilities (-0.7%)				(1,590,800)

Total net assets (100.0%)				212,177,649

a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffliliated

(cost $691,325,194, $9,707,111,851, $1,333,965,976, $698,926,673, $10,786,530, $194,871,445)	$683,649,523	$11,462,678,731	$1,380,495,250

Investments in stocks, at market value – Affliliated

(cost of $0, $881,526,792, $0, $0, $0, $0)	-	1,150,071,810	-

Investments in short-term securities

(at cost which approximates market value)	59,343,448	384,042,961	125,924,946

Cash	6,017	47,626	20,763

Receivables

Investment securities sold	1,587,628	28,537,892	-

Dividends and interest	809,551	11,483,270	1,525,627

Capital shares sold	780,180	13,013,604	4,892,903

Due from Parnassus Investments	-	-	-

Other assets	46,896	281,168	72,035

Total assets	$746,223,243	$13,050,157,062	$1,512,931,524
Liabilities

Payable upon return of loaned securities	18,110,070	-	28,969,501

Payable for investment securities purchased	194,714	-	19,765,251

Capital shares redeemed	730,722	13,430,598	1,456,731

Distributions payable	-	3,455,619	-

Accounts payable and accrued expenses	244,729	1,114,647	273,761

Total liabilities	$19,280,235	$18,000,864	$50,465,244

Net assets	$726,943,008	$13,032,156,198	$1,462,466,280
Net assets consist of

Undistributed net investment income (loss)	3,967,154	(16,996,664)	6,319,769

Unrealized appreciation (depreciation) on securities and foreign currency	(7,675,671)	2,024,111,898	46,529,274

Accumulated net realized gain (loss) on securities and foreign currency	5,234,008	377,248,123	15,562,431

Capital paid-in	725,417,517	10,647,792,841	1,394,054,806

Total net assets	$726,943,008	$13,032,156,198	$1,462,466,280
Net asset value and offering per share

Net assets investor shares	$673,695,143	$8,955,526,259	$1,361,486,096

Net assets institutional shares	$53,247,865	$4,076,629,939	$100,980,184

Shares outstanding investor shares	16,926,760	235,738,928	47,568,611

Shares outstanding institutional shares	1,337,506	107,132,380	3,524,121

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$39.80	$37.99	$28.62

Institutional shares	$39.81	$38.05	$28.65

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$794,877,846	$10,225,287	$201,122,446

-	-	-

63,732,257	514,960	12,646,003

6,899	38	1,278

-	105,676	-

962,348	25,500	1,145,420

3,698,962	560	555,597

-	300	-

43,003	18,756	15,383

$863,321,315	$10,891,077	$215,486,127

6,183,865	-	-

10,531,780	98,685	3,117,530

831,417	-	106,276

-	-	33,903

174,498	17,196	50,769

$17,721,560	$115,881	$3,308,478

$845,599,755	$10,775,196	$212,177,649

2,658,508	73,505	234,901

95,951,173	(560,609)	6,251,001

23,440,881	(536,524)	(227,465)

723,549,193	11,798,824	205,919,212

$845,599,755	$10,775,196	$212,177,649

$790,522,736	$7,006,349	$198,424,855

$55,077,019	$3,768,847	$13,752,794

28,511,250	467,025	11,686,750

1,983,905	250,245	810,243

$27.73	$15.00	$16.98

$27.76	$15.06	$16.97

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$6,980,524	$108,589,250	$12,813,690

Dividends – Affiliated	-	16,113,490	-

Interest	28,970	86,706	88,381

Securities lending	76,425	602,839	34,376

Foreign witholding tax	(149,850)	(1,894,850)	(162,855)

Total investment income	$6,936,069	$123,497,435	$12,773,592
Expenses

Investment advisory fees	2,209,061	35,993,393	4,775,808

Transfer agent fees

Investor shares	140,393	234,006	85,871

Institutional shares	2,943	268,807	1,324

Fund administration fees	117,310	1,999,417	225,877

Service provider fees	421,481	8,602,591	1,278,183

Reports to shareholders	83,786	1,177,258	185,921

Registration fees and expenses	29,133	175,716	49,017

Custody fees	16,800	277,760	44,658

Professional fees	34,666	125,999	47,831

Trustee fees and expenses	10,476	165,438	18,997

Proxy voting fees	2,435	4,456	2,435

Pricing service fees	1,753	3,500	2,328

Other expenses	6,678	105,860	15,049

Total expenses	$3,076,915	$49,134,201	$6,733,299

Fees waived by Parnassus Investments	-	-	(279,476)

Net expenses	$3,076,915	$49,134,201	$6,453,823

Net investment gain	$3,859,154	$74,363,234	$6,319,769
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain (loss) from securities transactions	(148,136)	314,300,082	5,881,494

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	(16,584,535)	34,376,876	14,496,621

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$(16,732,671)	$348,676,958	$20,378,115

Net increase (decrease) in net assets resulting from operations	$(12,873,517)	$423,040,192	$26,697,884

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$6,154,079	$152,391	$-

-	-	-

33,939	250	2,770,777

42,019	-	153

(67,532)	(10,839)	-

$6,162,505	$141,802	$2,770,930

2,412,573	54,667	502,963

50,155	5,737	37,735

520	76	640

104,229	1,639	33,241

565,314	4,670	155,817

55,159	5,600	12,336

29,779	10,150	15,506

22,472	8,745	6,181

23,531	23,145	13,746

7,688	142	2,637

2,435	2,934	69

1,753	6,608	2,200

6,335	1,259	2,018

$3,281,943	$125,372	$785,089

(170,048)	(68,894)	(107,302)

$3,111,895	$56,478	$677,787

$3,050,610	$85,324	$2,093,143

16,353,934	(349,438)	74,830

-	(54,567)	-

36,449,091	115,275	6,398,667

-	416,649	-

$52,803,025	$127,919	$6,473,497

$55,853,635	$213,243	$8,566,640

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2016

	Parnassus Fund		Parnassus Core Equity Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

Investment income from operations
Net investment income	$3,859,154	$4,854,835	$74,363,234	$130,205,397
Net realized gain (loss) from securities transactions	(148,136)	115,767,740	314,300,082	855,146,679
Net change in unrealized appreciation (depreciation) of securities	(16,584,535)	(120,645,900)	34,376,876	(1,036,288,431)
Net change in unrealized depreciation from merger	-	-	-	-
Increase (decrease) in net assets resulting from operations	$(12,873,517)	$(23,325)	$423,040,192	$(50,936,355)
Distributions
From net investment income
Investor shares	-	(29,995,749)	(49,373,332)	(175,013,257)
Institutional shares	-	(1,999,489)	(25,625,772)	(81,505,136)
From realized capital gains
Investor shares	-	(92,233,341)	-	(577,251,994)
Institutional shares	-	(5,766,515)	-	(237,743,918)
Distributions to shareholders	$-	$(129,995,094)	$(74,999,104)	$(1,071,514,305)
Capital share transactions
Investor shares
Proceeds from sale of shares	62,731,104	196,461,427	1,181,592,144	2,181,121,599
Proceeds from merger	-	-	-	-
Reinvestment of dividends	-	119,066,446	48,899,563	746,459,890
Shares repurchased	(85,585,905)	(164,902,617)	(879,219,933)	(2,315,285,901)
Institutional shares
Proceeds from sale of shares	8,992,141	48,633,484	803,135,824	1,688,715,131
Reinvestment of dividends	-	7,540,800	17,697,411	216,319,832
Shares repurchased	(1,205,880)	(1,026,159)	(410,390,715)	(1,055,453,152)
Increase (decrease) in net assets from capital share transactions	(15,068,540)	205,773,381	761,714,294	1,461,877,399
Increase (decrease) in net assets	$(27,942,057)	$75,754,962	$1,109,755,382	$339,426,739
Net Assets
Beginning of year	754,885,065	679,130,103	11,922,400,816	11,582,974,077
End of period	$726,943,008	$754,885,065	$13,032,156,198	$11,922,400,816
Undistributed net investment income (loss)	$3,967,154	$108,000	$(16,996,664)	$(16,360,794)
Shares issued and redeemed
Investor shares		-
Shares sold	1,632,780	4,050,039	32,167,119	54,351,584
Shares issued through dividend reinvestment	-	2,783,446	1,291,000	19,493,987
Shares repurchased	(2,226,070)	(3,434,216)	(24,075,703)	(57,823,844)
Institutional shares
Shares sold	233,769	982,472	21,880,166	42,429,592
Shares issued through dividend reinvestment	-	176,264	466,452	5,637,637
Shares repurchased	(32,144)	(22,854)	(11,186,897)	(26,299,812)
Net increase (decrease) in shares outstanding
Investor shares	(593,290)	3,399,269	9,382,416	16,021,727
Institutional shares	201,625	1,135,882	11,159,721	21,767,417

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

$6,319,769	$6,476,185	$3,050,610	$3,824,791
5,881,494	132,708,699	16,353,934	30,833,657
14,496,621	(114,645,080)	36,449,091	(7,855,813)
-	-	-	(41,074,959)
$26,697,884	$24,539,804	$55,853,635	$(14,272,324)

-	(40,020,314)	-	(3,762,948)
-	(1,482,729)	-	(69,420)

-	(87,745,563)	-	(29,010,791)
-	(2,252,346)	-	(388,234)
$-	$(131,500,952)	$-	$(33,231,393)

282,448,815	871,561,701	273,742,795	146,495,193
-	-	-	292,932,365
-	122,156,348	-	31,699,472
(270,257,456)	(335,216,543)	(78,120,532)	(186,154,058)

56,276,186	48,092,300	42,248,478	12,024,043
-	3,692,157	-	435,686
(5,270,379)	(1,085,408)	(2,772,346)	(578,098)
63,197,166	709,200,555	235,098,395	296,854,603
$89,895,050	$602,239,407	$290,952,030	$249,350,886

1,372,571,230	770,331,823	554,647,725	305,296,839
$1,462,466,280	$1,372,571,230	$845,599,755	$554,647,725
$6,319,769	$-	$2,658,508	$(392,102)

10,220,323	28,396,099	10,327,889	15,793,147
-	4,223,172	-	1,204,624
(9,889,491)	(11,103,135)	(3,070,782)	(6,884,957)

2,048,727	1,575,820	1,644,122	450,768
-	127,866		16,535
(192,578)	(35,714)	(105,909)	(21,611)

330,832	21,516,136	7,257,107	10,112,814
1,856,149	1,667,972	1,538,213	445,692

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2016

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2016 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

Investment income from operations
Net investment income	$85,324	$184,941	$2,093,143	$3,783,857
Net realized gain (loss) from securities transactions	(349,438)	(107,111)	74,830	(302,297)
Net realized loss on foreign currency related transactions	(54,567)	(287,807)	-	-
Net change in unrealized appreciation (depreciation) of securities	115,275	(1,464,332)	6,398,667	(2,178,556)
Net change in unrealized appreciation on foreign currency related transactions	416,649	4,848	-	-
Increase (decrease) in net assets resulting from operations	$213,243	$(1,669,461)	$8,566,640	$1,303,004
Distributions
From net investment income
Investor shares	-	-	(1,966,403)	(3,666,396)
Institutional shares	-	-	(120,301)	(73,812)
From realized capital gains
Investor shares	-	-	-	(127,022)
Institutional shares	-	-	-	(4,656)
Distributions to shareholders	$-	$-	$(2,086,704)	$(3,871,886)
Capital share transactions
Investor shares
Proceeds from sale of shares	694,726	7,478,694	38,825,569	53,026,924
Reinvestment of dividends	-	-	1,794,983	3,485,158
Shares repurchased	(444,771)	(7,349,098)	(30,464,882)	(64,479,409)
Institutional shares
Proceeds from sale of shares	123,249	4,395,472	6,871,918	8,226,877
Reinvestment of dividends	-	-	107,232	74,229
Shares repurchased	(101,838)	(22,497)	(1,298,332)	(517,528)
Increase (decrease) in net assets from capital share transactions	271,366	4,502,571	15,836,488	(183,749)
Increase (decrease) in net assets	$484,609	$2,833,110	$22,316,424	$(2,752,631)
Net Assets
Beginning of year	10,290,587	7,457,477	189,861,225	192,613,856
End of period	$10,775,196	$10,290,587	$212,177,649	$189,861,225
Undistributed net investment income (loss)	$73,505	$(11,818)	$234,901	$228,462
Shares issued and redeemed
Investor shares
Shares sold	50,117	447,328	2,326,843	3,188,035
Shares issued through dividend reinvestment	-	-	107,180	209,520
Shares repurchased	(31,898)	(444,650)	(1,824,725)	(3,882,902)
Institutional shares
Shares sold	9,197	250,342	411,694	497,218
Shares issued through dividend reinvestment	-	-	6,397	4,492
Shares repurchased	(7,640)	(1,655)	(78,237)	(31,321)
Net increase (decrease) in shares outstanding
Investor shares	18,219	2,678	609,298	(485,347)
Institutional shares	1,557	248,687	339,854	470,389

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

On April 24, 2015, the Parnassus Small Cap Fund merged into the Parnassus Mid Cap Fund.

The Parnassus Funds trust now includes the Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Asia Fund – Institutional Shares, which commenced operations on April 30, 2015. The Parnassus Income Funds trust now includes the Parnassus Fixed Income Fund – Institutional Shares, which commenced operations on April 30, 2015.

The Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were renamed to the Parnassus Fund – Investors Shares, the Parnassus Endeavor Fund – Investor Shares, the Parnassus Mid Cap Fund – Investor Shares, the Parnassus Asia Fund – Investor Shares and the Parnassus Fixed Income Fund – Investor Shares, respectively, on May 1 , 2015.

Reorganization: On February 17, 2015, the Board of Trustees of the Parnassus Mid Cap Fund (the “Mid Cap Fund”) and the Parnassus Small Cap Fund (the “Small Cap Fund”) approved the reorganization of the Small Cap Fund into Mid Cap Fund pursuant to which Mid Cap Fund acquired substantially all of the assets and substantially all of the liabilities of the Small Cap Fund in exchange for an equal aggregate value of newly-issued shares of the Mid Cap Fund.

Each shareholder of the Small Cap Fund received shares of the Mid Cap Fund in an amount equal to the aggregate net asset value of such shareholder’s Small Cap Fund shares, as determined at the close of business on April 24, 2015, less the costs of the Small Cap Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Mid Cap Fund in the following amounts and at the following conversion ratios:

Small Cap’s Shares Prior to Reorganization	Conversion Ratio	Shares of Mid Cap Fund
12,550,658.318	0.826724	12,201,071.649

The Small Cap Fund’s net assets and composition of net assets on April 24, 2015, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Gain	Net Unrealized Appreciation
$292,947,668	$248,282,045	$15,983,054	$41,089,670

For financial reporting purposes, assets received and shares issued by the Mid Cap Fund were recorded at fair value. However, the cost basis of the investments received from the Small Cap Fund was carried forward to align ongoing reporting of the Mid Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

PARNASSUS FUNDS	Semiannual Report • 2016

Notes to Financial Statements (continued)

The aggregate net assets of the Mid Cap Fund immediately after the acquisition amounted to $637,425,434. The Small Cap Fund’s fair value and cost of investments prior to the reorganization were $293,945,479 and $252,855,808, respectively.

The purpose of this transaction was to combine two funds managed by Parnassus Investment, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal reporting period of the Mid Cap Fund, the pro forma results of operations for the period ended April 24, 2015, are as follows:

•	Net investment income: $548,982

•	Net realized and change in unrealized loss on investments: $(2,185,669)

•	Net decrease in net assets resulting from operations: $(1,636,687)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Fund that have been included in the Mid Cap Fund’s Statements of Operations since April 27, 2015. Reorganization costs incurred by the Mid Cap Fund in connection with the reorganization were paid by Parnassus Investments.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value,

PARNASSUS FUNDS	Semiannual Report • 2016

Notes to Financial Statements (continued)

but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At June 30, 2016, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
National Financial Services Corp.	17,752,878	(17,752,878)	-

Parnassus Endeavor Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Prime Brokerage	3,296,220	(3,296,220)	-
JP Morgan Clearing Corp.	17,732,677	(17,732,677)	-
MS Securities Services Inc.	7,338,755	(7,338,755)	-
Total	28,367,652	(28,367,652)	-

Parnassus Mid Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
National Financial Services Corp.	6,061,899	(6,061,899)	-

[1]

Collateral value of $18,110,070, $28,969,501 and $6,183,865 has been received in connection with securities lending agreements for Parnassus Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the fund financial statements.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required.

PARNASSUS FUNDS	Semiannual Report • 2016

Notes to Financial Statements (continued)

Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2013 or state taxing authorities before 2012.

Tax Matters and Distributions

At June 30, 2016, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$692,190,655	$10,589,308,927	$1,339,499,485	$699,686,492	$10,789,743	$194,871,445
Unrealized appreciation	$41,597,368	$2,543,783,899	$114,672,457	$113,547,467	$495,373	$6,502,414
Unrealized depreciation	$(49,273,039)	$(519,672,001)	$(68,143,183)	$(17,596,294)	$(1,056,616)	$(251,413)
Net unrealized appreciation (depreciation)	$(7,675,671)	$2,024,111,898	$46,529,274	$95,951,173	$(561,243)	$6,251,001

At December 31, 2015, estimated net capital loss carry forwards, which are available to offset future net short-term realized capital gains, were:

Fund	Deferred Short-Term Capital Loss Carry Forwards	Long-Term
Parnassus Asia Fund	$129,305	$-
Parnassus Fixed Income Fund	106,305	-

These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realized future net capital gains, taxable capital gain distributions to their shareholders will be offset by any unused capital loss carrovers.

Late year ordinary and capital losses as of December 31 , 2015, which are deferred until 2016 for income tax purposes were as follows:

Fund	Ordinary	Capital
Parnassus Mid Cap Fund	$-	$346,967
Parnassus Asia Fund	11,818	-
Parnassus Fixed Income Fund	-	195,991

At December 31, 2015, there were no Post-October capital losses for the Parnasssus Funds.

Funds investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the six-month period ended June 30, 2016.

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2016, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$23,139,000	$-	$-	$23,139,000

Consumer Staples	62,659,460	-	-	62,659,460

Financials	131,496,500	-	-	131,496,500

Health Care	86,523,533	-	-	86,523,533

Industrials	82,304,380	-	-	82,304,380

Information Technology	243,919,650	-	-	243,919,650

Materials	53,607,000	-	-	53,607,000

Short-Term Investments	56,562,515	-	2,780,933	59,343,448
Total	$740,212,038	$-	$2,780,933	$742,992,971

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$1,020,060,843	$-	$-	$1,020,060,843

Consumer Staples	1,717,644,851	-	-	1,717,644,851

Energy	341,547,500	-	-	341,547,500

Financials	1,248,864,184	-	-	1,248,864,184

Health Care	1,870,407,250	-	-	1,870,407,250

Industrials	2,500,323,673	-	-	2,500,323,673

Information Technology	2,791,901,025	-	-	2,791,901,025

Materials	541,712,230	-	-	541,712,230

Utilities	580,288,985	-	-	580,288,985

Short-Term Investments	372,631,228	-	11,411,733	384,042,961
Total	$12,985,381,769	$-	$11,411,733	$12,996,793,502

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$67,242,000	$-	$-	$67,242,000

Financials	249,441,850	-	-	249,441,850

Health Care	136,406,900	-	-	136,406,900

Industrials	205,835,800	-	-	205,835,800

Information Technology	721,568,700	-	-	721,568,700

Short-Term Investments	125,924,946	-	-	125,924,946
Total	$1,506,420,196	$-	$-	$1,506,420,196

PARNASSUS FUNDS	Semiannual Report • 2016

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$74,038,381	$-	$-	$74,038,381

Consumer Staples	62,381,780	-	-	62,381,780

Energy	25,405,750	-	-	25,405,750

Financials	91,766,500	-	-	91,766,500

Health Care	113,360,850	-	-	113,360,850

Industrials	170,012,305	-	-	170,012,305

Information Technology	123,526,255	-	-	123,526,255

Materials	61,002,570	-	-	61,002,570

Utilities	73,383,455	-	-	73,383,455

Short-Term Investments	63,732,257	-	-	63,732,257
Total	$858,610,103	$-	$-	$858,610,103

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$280,058	$-	$280,058

China	1,879,810	-	-	1,879,810

Hong Kong	-	1,765,015	-	1,765,015

Indonesia	-	473,496	-	473,496

Japan	279,180	1,832,270	-	2,111,450

Philippines	-	288,496	-	288,496

South Korea	-	529,159	-	529,159

Taiwan	741,700	937,249	-	1,678,949

Thailand	-	249,669	-	249,669

United States	969,185	-	-	969,185

Short-Term Investments	514,960	-	-	514,960
Total	$4,384,835	$6,355,412	$-	$10,740,247

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$-	$5,582,557	$-	$5,582,557

Convertible Bonds	-	2,357,688	-	2,357,688

Corporate Bonds	-	100,815,108	-	100,815,108

Federal Agency Mortgage-Backed Securities	-	43,254,472	-	43,254,472

Supranational Bonds	-	4,045,908	-	4,045,908

U.S. Government Treasury Bonds	-	45,066,713	-	45,066,713

Short-Term Investments	10,189,445	-	2,456,558	12,646,003
Total	$10,189,445	$201,122,446	$2,456,558	$213,768,449

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2016:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2015	$2,817,292	$11,635,643	$2,381,967
Discounts/premiums amortization	(36,359)	(223,910)	74,591
Purchases	2,250,000	9,400,000	-
Sales	(2,250,000)	(9,400,000)	-
Balance as of June 30, 2016	$2,780,933	$11,411,733	$2,456,558

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$2,298,992	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$481,941	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,695,920	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,715,813	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed Income Fund
Community Development Loans	$2,456,558	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

PARNASSUS FUNDS	Semiannual Report • 2016

Notes to Financial Statements (continued)

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2016 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$185,830,308	$-	$228,331,290
Parnassus Core Equity Fund	13,534,448	2,246,672,568	26,273,831	1,635,146,426
Parnassus Endeavor Fund	-	461,030,794	-	257,369,991
Parnassus Mid Cap Fund	-	287,329,583	-	67,278,858
Parnassus Asia Fund	-	1,664,549	-	1,798,154
Parnassus Fixed Income Fund	-	56,398,067	-	40,139,860

The above includes purchases and sales of U.S. Government securities in the amount of $5,166,702 and $2,164,375, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the six-month period ended June 30, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares and 1.25% of net assets for the Parnassus Asia Fund – Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2016, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Semiannual Report • 2016	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2016.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Share Classes do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2016, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2016 is set forth below.

	Beginning shares as of January 1, 2016	Shares purchased	Shares sold	Ending shares as of June 30, 2016	Market Value of affiliates at June 30, 2016	Dividend Income at June 30, 2016

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	2,075,303	-	-	2,075,303	$153,966,730	$2,884,671
MDU Resources Group	12,525,000	-	1,559,834	10,965,166	263,163,984	4,217,319
Patterson Companies	5,385,000	305,689	-	5,690,689	272,527,096	2,486,700
Questar Corp.	12,500,000	-	-	12,500,000	317,125,000	5,500,000
WD-40 Co.	1,220,000	-	-	1,220,000	143,289,000	1,024,800
Total Affiliates					$1,150,071,810	$16,113,490

PARNASSUS FUNDS	Semiannual Report • 2016

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2016 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	$40.46	$0.38	$(1.04)	$(0.66)	$-	$-	$-	$-
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	-	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
Parnassus Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	40.45	0.37	(1.01)	(0.64)	-	-	-	-
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	-	(8.00)
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	36.97	0.37	0.86	1.23	(0.21)	-	-	(0.21)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	-	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	37.03	0.37	0.90	1.27	(0.25)	-	-	(0.25)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	-	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	28.07	0.26	0.29	0.55	-	-	-	-
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	-	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)

Semiannual Report • 2016	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$39.80	(1.63)%		$673,695	0.87%		0.87%		1.95%		26.82%
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44
45.86	34.22		572,301	0.86		0.86		0.54		64.87
40.62	26.04		470,136	0.90		0.90		0.70		52.72
35.23	(5.01)		354,572	0.94		0.94		0.33		74.43
Parnassus Fund – Institutional Shares
39.81	(1.58)		53,248	0.72		0.72		1.94		26.82
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)
Parnassus Core Equity Fund – Investor Shares
37.99	3.34		8,955,526	0.87		0.87		2.03		13.95
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
29.2	15.43		4,023,309	0.90		0.90		1.38		24.34
26.35	3.13		3,398,905	0.94		0.94		1.19		63.04
Parnassus Core Equity Fund – Institutional Shares
38.05	3.43		4,076,630	0.67		0.67		2.03		13.95
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
26.41	3.40		630,035	0.70		0.70		1.43		63.04
Parnassus Endeavor Fund – Investor Shares
28.62	1.96		1,361,486	0.99		0.95		1.86		20.14
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51
26.99	31.15		475,940	1.07		1.07		0.53		41.20
22.17	22.03		281,029	1.14		1.14		0.54		69.25
19.64	(1.62)		216,269	1.16		1.16		0.22		47.22

PARNASSUS FUNDS	Semiannual Report • 2016

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	$28.06	$0.26	$0.33	$0.59	$-	$-	$-	$-
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	-	(2.93)
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	25.56	0.25	1.92	2.17	-	-	-	-
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	-	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	25.57	0.26	1.93	2.19	-	-	-	-
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	-	(1.69)
Parnassus Asia Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	14.74	0.20	0.06	0.26	-	-	-	-
2015	16.72	0.24	(2.22)	(1.98)	-	-	-	-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	14.78	0.20	0.08	0.28	-	-	-	-
For the period ended December 31, 2015(d)	17.91	0.23	(3.36)	(3.13)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2016 (unaudited)	16.44	0.23	0.48	0.71	(0.17)	-	-	(0.17)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	-	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	0.00 (h)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2016 (unaudited)	16.44	0.23	0.49	0.72	(0.19)	-	-	(0.19)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	-	(0.25)

Semiannual Report • 2016	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Endeavor Fund – Institutional Shares
$28.65	2.10%		$100,980	0.75%		0.75%		1.90%		20.14%
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)
Parnassus Mid Cap Fund – Investor Shares
27.73	8.49		790,523	1.04		0.99		1.93		11.05
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
17.69	3.33		61,299	1.24		1.20		0.35		38.67
Parnassus Mid Cap Fund – Institutional Shares
27.76	8.57		55,077	0.79		0.79		2.01		11.05
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)
Parnassus Asia Fund – Investor Shares
15.00	1.76		7,006	3.38		1.25		2.85		17.11
14.74	(11.84)		6,616	2.50		1.25		1.50		59.89
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
15.06	1.89		3,769	0.93		0.93		2.83		17.11
14.78	(17.48	)(e)	3,675	0.94	(f)	0.94	(f)	2.24	(f)	49.07	(e)
Parnassus Fixed Income Fund – Investor Shares
16.98	4.34		198,425	0.79		0.68		2.74		20.84
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45
17.53	7.24		211,723	0.81		0.75		1.92		29.25
Parnassus Fixed Income Fund – Institutional Shares
16.97	4.38		13,753	0.49		0.49		2.74		20.84
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

PARNASSUS FUNDS	Semiannual Report • 2016

Financial Highlights (continued)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund – Investor Shares, 0.87% for the Parnassus Core Equity Fund – Investor Shares, 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.94% for the Parnassus Fund – Institutional Shares, 0.78% for the Parnassus Core Equity Fund – Institutional Shares, 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institiutional Shares, the Parnassus Asia Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

Semiannual Report • 2016	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 22, 2016 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;
•

the degree to which the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;
•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;
•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;
•	the expense ratio of each of the Funds; and
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2015 and to the Universe of comparable mutual funds as determined by Broadridge. The Independent Trustees noted that the performance for the Parnassus Fund, Parnassus Core Equity Fund, Parnassus Endeavor Fund and the Parnassus Mid Cap Fund was above the median of the Universe for all time periods under review. The Parnassus Asia Fund was below the median of the Universe for all time periods under review. The Independent Trustees further noted that the performance of the Parnassus Fixed Income Fund was below the median performance of the Universe for the two-, three-, four-, five and ten- year periods and was above the median for the one- year periods under review. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

PARNASSUS FUNDS	Semiannual Report • 2016

ADDITIONAL INFORMATION (unaudited) (continued)

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for each Fund’s respective Universe. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2016	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 12, 2016

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 12, 2016

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer